EXHIBIT 10.29

                                                                  EXECUTION COPY


                              AMENDED AND RESTATED
                        INDENTURE AND SERVICING AGREEMENT

                          dated as of December 9, 2002

                                      among

                            VERTIS RECEIVABLES, LLC,
                                   as Issuer,

                                  VERTIS, INC.,
                                  as Servicer,

                                       and

                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                                   as Trustee

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                                TABLE OF CONTENTS

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ARTICLE I.            DEFINITIONS............................................................................1

         SECTION 1.1       Definitions.......................................................................1

ARTICLE II.           GRANTING OF SECURITY INTEREST..........................................................1

         SECTION 2.1       Granting Clause...................................................................1

         SECTION 2.2       Acceptance by Trustee.............................................................3

         SECTION 2.3       Representations and Warranties of Issuer Relating to the Collateral...............3

         SECTION 2.4       No Assumption of Obligations Relating to Receivables, Related Pledged
                           Assets or Contracts...............................................................4

         SECTION 2.5       Release of Certain Receivables....................................................4

ARTICLE III.          ADMINISTRATION AND SERVICING...........................................................5

         SECTION 3.1       Acceptance of Appointment; Other Matters..........................................5

         SECTION 3.2       Duties of Servicer and Issuer.....................................................6

         SECTION 3.3       Lockbox, Concentration and Blocked Accounts.......................................9

         SECTION 3.4       Servicing Compensation...........................................................10

         SECTION 3.5       Records of Servicer and Reports to be Prepared by Servicer.......................11

         SECTION 3.6       Monthly Servicer's Certificate...................................................12

         SECTION 3.7       Servicing Report of Independent Public Accountants; Forms 10-Q and 10-K..........13

         SECTION 3.8       Rights of Trustee................................................................13

         SECTION 3.9       Ongoing Responsibilities of Vertis...............................................15

         SECTION 3.10      Further Action Evidencing Transfers..............................................15

ARTICLE IV.           ALLOCATIONS...........................................................................16

         SECTION 4.1       Establishment of Transaction Accounts............................................16

         SECTION 4.2       Calculations and Funds Allocations...............................................18

         SECTION 4.3       Investment of Funds in Transaction Accounts......................................20

         SECTION 4.4       Attachment of Transaction Accounts...............................................20

ARTICLE V.            INTEREST; PAYMENTS....................................................................20

         SECTION 5.1       Interest.........................................................................20

         SECTION 5.2       Optional Early Pay Out...........................................................21

         SECTION 5.3       Payments.........................................................................21

ARTICLE VI.           THE NOTES.............................................................................22

         SECTION 6.1       The Notes........................................................................22
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                                TABLE OF CONTENTS
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         SECTION 6.2       Registration of Transfer and Exchange of Notes...................................23

         SECTION 6.3       Mutilated, Destroyed, Lost or Stolen Notes.......................................25

         SECTION 6.4       Persons Deemed Owners............................................................25

         SECTION 6.5       Appointment of Paying Agent......................................................26

         SECTION 6.6       Access to List of Noteholders' Names and Addresses...............................26

         SECTION 6.7       Authenticating Agent.............................................................27

         SECTION 6.8       Tax Treatment....................................................................28

ARTICLE VII.          ISSUER................................................................................28

         SECTION 7.1       Representations and Warranties of Issuer Relating to Issuer and the
                           Transaction Documents............................................................28

         SECTION 7.2       Covenants of Issuer..............................................................31

         SECTION 7.3       Indemnification by Issuer........................................................36

         SECTION 7.4       Indemnity for Reserves and Expenses..............................................37

ARTICLE VIII.         SERVICER..............................................................................38

         SECTION 8.1       Representations and Warranties of Servicer.......................................38

         SECTION 8.2       Covenants of Servicer............................................................40

         SECTION 8.3       Merger or Consolidation of, or Assumption of the Obligations of, Servicer........40

         SECTION 8.4       Indemnification by Servicer......................................................41

         SECTION 8.5       Servicer Liability...............................................................41

         SECTION 8.6       Limitation on Liability of Servicer and Others...................................41

         SECTION 8.7       Actions by Servicer..............................................................42

ARTICLE IX.           EVENTS OF DEFAULT; TERMINATION BY SELLERS.............................................42

         SECTION 9.1       Events of Default................................................................42

         SECTION 9.2       Early Amortization Period........................................................44

         SECTION 9.3       Remedies.........................................................................44

         SECTION 9.4       Termination by Sellers...........................................................45

ARTICLE X.            SERVICER DEFAULTS.....................................................................45

         SECTION 10.1      Servicer Defaults................................................................45

         SECTION 10.2      Trustee to Act; Appointment of Successor.........................................46

         SECTION 10.3      Notification of Servicer Default; Notification of Appointment of
                           Successor Servicer...............................................................48
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                                TABLE OF CONTENTS
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         SECTION 10.4      Waiver of Servicer Defaults......................................................48

ARTICLE XI.           TRUSTEE...............................................................................48

         SECTION 11.1      Duties of Trustee................................................................48

         SECTION 11.2      Certain Matters Affecting Trustee................................................51

         SECTION 11.3      Limitation on Liability of Trustee...............................................53

         SECTION 11.4      Trustee May Deal with Other Parties..............................................53

         SECTION 11.5      Servicer to Pay Trustee's Fees and Expenses......................................54

         SECTION 11.6      Eligibility Requirements for Trustee.............................................54

         SECTION 11.7      Resignation or Removal of Trustee................................................55

         SECTION 11.8      Successor Trustee................................................................55

         SECTION 11.9      Merger or Consolidation of Trustee...............................................56

         SECTION 11.10     Appointment of Co-Trustee or Separate Trustee....................................56

         SECTION 11.11     Trustee May Enforce Claims Without Possession of Notes...........................57

         SECTION 11.12     Suits for Enforcement............................................................57

         SECTION 11.13     Rights of Noteholders to Direct Trustee..........................................58

         SECTION 11.14     Representations and Warranties of Trustee........................................58

         SECTION 11.15     Maintenance of Office or Agency..................................................58

ARTICLE XII.          SATISFACTION AND DISCHARGE............................................................58

         SECTION 12.1      Satisfaction and Discharge.......................................................58

         SECTION 12.2      Application of Trust Money.......................................................59

         SECTION 12.3      Repayment of Moneys Held by Paying Agent.........................................60

         SECTION 12.4      Final Payment....................................................................60

         SECTION 12.5      Rights Upon Termination of Obligations under this Agreement......................60

ARTICLE XIII.         MISCELLANEOUS PROVISIONS..............................................................61

         SECTION 13.1      Amendment, Waiver, Etc...........................................................61

         SECTION 13.2      Actions by Noteholders...........................................................62

         SECTION 13.3      Limitation on Rights of Noteholders..............................................63

         SECTION 13.4      Governing Law....................................................................63

         SECTION 13.5      Notices..........................................................................64

         SECTION 13.6      Severability of Provisions.......................................................64

         SECTION 13.7      Nonpetition Covenant.............................................................64

         SECTION 13.8      No Waiver; Cumulative Remedies...................................................65
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         SECTION 13.9      Counterparts.....................................................................65

         SECTION 13.10     Third-Party Beneficiaries........................................................65

         SECTION 13.11     Integration......................................................................65

         SECTION 13.12     Binding Effect; Assignability; Survival of Provisions............................65

         SECTION 13.13     Recourse to Issuer...............................................................65

         SECTION 13.14     Recourse to Collateral...........................................................66

         SECTION 13.15     Submission to Jurisdiction.......................................................66

         SECTION 13.16     Waiver of Jury Trial.............................................................66

         SECTION 13.17     Certain Partial Releases.........................................................66
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EXHIBITS

EXHIBIT A-1                Form of Lockbox Account Letter Agreement
EXHIBIT A-2                Form of Blocked Account Agreement
EXHIBIT B                  Form of Concentration Account Letter Agreement
EXHIBIT C                  Form of Monthly Servicer's Certificate
EXHIBIT D                  Annual Agreed Upon Procedures
EXHIBIT E                  Form of Daily Report
EXHIBIT F                  Form of Monthly Report
EXHIBIT G-1                Form of Class A Note
EXHIBIT G-2                Form of Class B Note
EXHIBIT H                  Form of Quitclaim Bill of Sale
EXHIBIT I                  Annual Officer's Certificate from Servicer
EXHIBIT J                  Form of Purchaser Representation Letter

SCHEDULE I                 List of Bank Accounts Maintained at
                           Blocked Account Banks and Location of Bank Accounts
SCHEDULE II                Perfection Representations, Warranties and Covenants
SCHEDULE 6.1               Conditions Precedent
SCHEDULE 13.5              Address for Notices

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     This AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT, dated as of
December 9, 2002 (as amended, supplemented or otherwise modified from time to time, this "AGREEMENT"), is made among VERTIS RECEIVABLES, LLC, a Delaware limited liability company (formerly BFP Receivables Corporation) ("ISSUER"), VERTIS, INC., a Delaware corporation (formerly known as Big Flower Press Holdings, Inc.) ("VERTIS"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Trustee ("TRUSTEE").

ARTICLE I. DEFINITIONS

     SECTION 1.1 DEFINITIONS. Capitalized terms used in this Agreement have the meanings that APPENDIX A assigns to them, and this Agreement shall be interpreted in accordance with PART B of APPENDIX A.

ARTICLE II. GRANTING OF SECURITY INTEREST

     SECTION 2.1 GRANTING CLAUSE. (a) To secure the payment of all of the Secured Obligations, and the payment and performance of all of Issuer's covenants and agreements set forth in this Agreement and the other Transaction Documents, Issuer hereby transfers, assigns, sets over, grants and otherwise conveys to Trustee, for the benefit of the Noteholders and the Indemnified Parties, a security interest in all of Issuer's right, title and interest in, to and under, (i) all Receivables that have been or are hereafter transferred (whether by sale or contribution) by the Sellers to Issuer, (ii) all Related Assets, (iii) all of Issuer's rights under the Seller Transaction Documents (the property described in CLAUSES (ii) and (iii) being called the "RELATED PLEDGED ASSETS"), (iv) the Transaction Accounts, the Bank Accounts, all funds, Financial Assets, Investment Property or other property from time to time on deposit in each of the Transaction Accounts and all funds from time to time on deposit in each of the Bank Accounts, whether or not representing Collections on, or other proceeds of, the foregoing and, in each case, all certificates and instruments, if any, from time to time evidencing such funds, all investments made with such funds, all claims thereunder or in connection therewith and all interest, dividends, monies, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, and (v) all moneys due or to become due and all amounts received or receivable with respect to any of the foregoing and all proceeds of the foregoing. Such property, whether now existing or hereafter acquired, is referred to, collectively, as the "COLLATERAL". This Agreement shall constitute a security agreement.

     (b) In connection with the grant described in SUBSECTION (a), Issuer and Servicer shall record and file or cause to be recorded and filed, and hereby authorize Trustee to file, as an expense of Servicer paid out of the Servicing Fee, financing statements with respect to the Collateral meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the security interest granted in the Collateral in favor of Trustee. In connection with the grant described in SUBSECTION (a), Issuer and Servicer further agree to deliver to Trustee each item of Collateral (including any original documents or instruments included in the Collateral) in which the transfer of a security interest is only perfected under the UCC or otherwise by possession. Issuer or Servicer shall deliver each such

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item of Collateral to Trustee, as an expense of Servicer paid out of the
Servicing Fee, immediately upon the creation thereof, or acquisition thereof by Issuer.

     (c) In connection with the grant described above in SUBSECTION (a), Servicer shall, on behalf of Issuer, as an expense of Servicer paid out of the Servicing Fee, on or prior to the Issuance Date, mark the master data processing records evidencing the Receivables with the following legend:

     "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO VERTIS RECEIVABLES, LLC ("VR") PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF DECEMBER 9, 2002, AMONG VERTIS, INC., CERTAIN SUBSIDIARIES OF VERTIS, INC. ("VERTIS"), AS SELLERS, VERTIS, AS SERVICER, AND VR, AS BUYER; AND A SECURITY INTEREST IN SUCH RECEIVABLES HAS BEEN GRANTED TO THE TRUSTEE PURSUANT TO AN AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT, DATED AS OF DECEMBER 9, 2002, AMONG VR, AS ISSUER, VERTIS, AS SERVICER, AND MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE."

     (d) (i) The right, title and interest of Trustee in the Collateral under the Original Agreement is referred to herein as the "ORIGINAL LIEN."

          (ii) This Agreement amends and restates the Original Agreement, and the parties agree that the interest of Trustee in the Collateral under this Agreement, as amended and restated, is intended to be that of a secured party holding a security interest in the Collateral for the benefit of the Noteholders. To effect the intent of the parties as described in the preceding sentence, and without limiting the effect of any other provision of this Agreement, Trustee, as Trustee under the Original Agreement, hereby transfers, assigns, sets over, and otherwise conveys to Issuer (without recourse, representation or warranty) Trustee's right, title and interest in the Collateral under the Original Agreement, RESERVING AND RETAINING, HOWEVER, a security interest therein, which security interest Trustee, as Trustee under the Original Agreement, hereby assigns to Trustee under this Agreement for the benefit of the Noteholders. Issuer confirms that all right, title and interest of Issuer in the Collateral is subject to the security interest of Trustee under this Agreement for the benefit of the Noteholders.

          (iii) If the transfer, assignment, set-over, grant and conveyance described in SUBSECTION 2.1(a) of the Original Agreement were deemed to create a security interest, as provided for in SUBSECTION 2.1(e) of the Original Agreement, then Trustee, as Trustee under the Original Agreement, hereby assigns such security interest to Trustee under this Agreement for the benefit of the Noteholders.

          (iv) Trustee, as Trustee under the Original Agreement, hereby assigns to Trustee under this Agreement, for the benefit of the Noteholders, (a) all Uniform Commercial Code financing statements of record relating to the Original Lien, and (b) all Account Agreements relating to the Original Lien.

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     (e) Upon the request of Issuer, Trustee shall cause Notes in authorized denominations to be duly authenticated and delivered to or upon the order of Issuer.

     SECTION 2.2 ACCEPTANCE BY TRUSTEE. Trustee hereby acknowledges its acceptance, for the benefit of the Noteholders and the Indemnified Parties, of a security interest in all right, title and interest to the Collateral and declares that it shall maintain such security interest for the benefit of all Noteholders and the Indemnified Parties, on the terms and subject to the conditions hereinafter set forth.

     SECTION 2.3 REPRESENTATIONS AND WARRANTIES OF ISSUER RELATING TO THE COLLATERAL.

     (a) REPRESENTATIONS AND WARRANTIES. On the date hereof and on the Issuance Date, Issuer hereby represents and warrants that:

          (i) QUALITY OF TITLE. (A) The Receivables and Related Pledged Assets are owned by Issuer free and clear of any Adverse Claim (other than any Permitted Adverse Claim); and, on or prior to the Issuance Date or within ten (10) days after the Issuance Date, Issuer and Servicer made or shall cause to be made, or caused to be made, all filings and took all other action under applicable law in each relevant jurisdiction in order to protect and perfect Trustee's security interest in such Receivables, such Related Pledged Assets and the funds in the Transaction Accounts against all creditors of, and purchasers from, Issuer and the Sellers.

          (B) The grant of a security interest in the Receivables and the other Collateral by Issuer to Trustee pursuant to this Agreement constitutes a valid grant of a security interest to Trustee in all right, title and interest of Issuer in the Receivables and the other Collateral, free and clear of any Adverse Claim (other than any Permitted Adverse Claim).

          (C) No effective financing statement or other instrument similar in effect that covers all or part of the Collateral or any interest in any proceeds thereof is on file in any recording office except financing statements as to which termination statements or releases are filed on or prior to the Issuance Date and except filings relating to any Permitted Adverse Claim.

          (D) No acquisition of any Receivable or other Collateral by Issuer or Trustee constitutes a fraudulent transfer or fraudulent conveyance under the United States Bankruptcy Code or applicable state bankruptcy or insolvency laws or is otherwise void or voidable or subject to subordination under similar laws or principles or for any other reason.

          (ii) GOVERNMENTAL APPROVALS. With respect to each Receivable and the other Collateral, all consents, licenses, approvals or authorizations of, or notices to or registrations, declarations or filings with, any Governmental Authority required to be obtained, effected or made by the Sellers, Servicer or Issuer in connection with the conveyance of the Receivable and other Collateral by the Sellers to Issuer, or the grant of a security interest therein by Issuer to Trustee, have been duly obtained, effected or given and are in full force and effect.

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          (iii) ELIGIBLE RECEIVABLES. (A) On the date on which the applicable
     Seller transfers a Receivable to Issuer, and Issuer grants a security interest in such Receivable to Trustee, unless otherwise identified by Servicer in the Daily Report for such date, such Receivable is an Eligible Receivable, and (B) on the date of each Daily Report or Monthly Report that identifies a Receivable as an Eligible Receivable, such Receivable is an Eligible Receivable.

          (iv) PERFECTION REPRESENTATIONS. Issuer hereby represents and warrants that its representations and warranties set forth in Schedule II hereto are true and correct.

     (b) NOTICE OF BREACH. The representations and warranties set forth in SUBSECTION (A) shall survive the grant of a security interest in the Receivables and the other Collateral to Trustee. Upon discovery by Issuer, Servicer or Trustee of a breach of any of the representations and warranties set forth in SUBSECTION (A), the party discovering the breach shall give written notice to the others within four Business Days following the discovery; PROVIDED, HOWEVER, that if such breach arises from a Seller's failure to perform its obligations under the Purchase Agreement and such failure is of the type that may be cured by settlement of a Seller Non-Complying Receivables Adjustment or Seller Dilution Adjustment under Sections 3.1 and 3.5 of the Purchase Agreement, and such settlement shall have (in fact) been made, then no breach shall be deemed to have occurred under this Agreement. Trustee's obligations in respect of discovering any breach are limited as provided in SECTION 11.2(g).

     SECTION 2.4 NO ASSUMPTION OF OBLIGATIONS RELATING TO RECEIVABLES, RELATED PLEDGED ASSETS OR CONTRACTS. The transfer, assignment, set over, grant and conveyance described in SECTION 2.1 does not constitute and is not intended to result in a creation or an assumption by Trustee or any Noteholder of any obligation of Servicer, Issuer, the applicable Seller or any other Person in connection with the Receivables or the Related Pledged Assets or under the related Contracts or any other agreement or instrument relating thereto. Neither Trustee nor any Noteholder shall have any obligation or liability to any Obligor.

     SECTION 2.5 RELEASE OF CERTAIN RECEIVABLES. (a) Issuer may, upon five Business Days written notice to Trustee ("RECONVEYANCE NOTICE") convey to the applicable Seller certain of the Receivables sold to Issuer by such Seller ("RECONVEYANCE RECEIVABLES"), and concurrently with such conveyance described in such Reconveyance Notice and upon Trustee's receipt of the consideration set forth in SECTION 2.5(b), Trustee shall release Trustee's security interest in the Receivables so conveyed; PROVIDED that on the date of the Reconveyance Notice (i) the Receivables specified therein shall be Seller Noncomplying Receivables, and shall have been Seller Noncomplying Receivables on the date initially transferred pursuant to the Purchase Agreement, (ii) any Seller Noncomplying Receivables Adjustment required to be made in respect of such Receivables pursuant to Section 3.5(a) of the Purchase Agreement shall have been made, and (iii) no Event of Default or Unmatured Event of Default shall be in effect; and PROVIDED, FURTHER that on the date of conveyance by Issuer to the applicable Seller of any Reconveyance Receivables, (x) such Reconveyance Receivables are sold by such Seller to a Person other than Issuer or any Vertis Person and (y) the Obligors of such Receivables shall have been instructed to make all payments in respect of such Receivables to a location other than to any of the Bank Accounts.

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     (b) Any Reconveyance Notice shall specify the consideration to be paid to
Trustee by the applicable Seller (on behalf of Issuer) in respect of the Reconveyance Receivables, which shall be equal to (A) the Purchase Price for such Receivables MINUS (B) the sum of the Seller Noncomplying Receivables Adjustments (if any) paid in respect of such Receivables MINUS (C) any Collections received in respect of such Receivables.

     (c) Upon receipt of such Reconveyance Notice Issuer shall execute and deliver to the applicable Seller a Quitclaim Bill of Sale in the form attached hereto as EXHIBIT H.

     (d) Trustee shall deposit the consideration specified in the Reconveyance Notice into the Master Collection Account upon receipt thereof.

ARTICLE III. ADMINISTRATION AND SERVICING

     SECTION 3.1 ACCEPTANCE OF APPOINTMENT; OTHER MATTERS.

     (a) DESIGNATION OF SERVICER. The servicing, administering and collection of the Receivables and the Related Pledged Assets shall be conducted by the Person designated as Servicer hereunder from time to time in accordance with this Section. Until Issuer gives a Termination Notice to Vertis pursuant to SECTION 10.1, Vertis is designated (and agrees to act) as Servicer.

     (b) DELEGATION OF CERTAIN SERVICING ACTIVITIES. In the ordinary course of business, Servicer may at any time delegate its duties hereunder with respect to the Receivables and the Related Pledged Assets to any Person. Each Person to whom any such duties are delegated in accordance with this Section is called a "SUB-SERVICER". Notwithstanding any such delegation, Servicer shall remain liable for the performance of all duties and obligations of Servicer pursuant to the terms of this Agreement and the other Transaction Documents. The fees and expenses of any Sub-Servicers shall be as agreed between Servicer and the Sub-Servicers from time to time and none of Issuer, Trustee or the Noteholders shall have any responsibility therefor. Upon any termination of a Servicer pursuant to SECTION 10.1, all Sub-Servicers designated pursuant to this subsection by such Servicer shall automatically also be terminated (unless otherwise specified in writing by Trustee).

     (c) TERMINATION. (i) The designation of Servicer (and each Sub-Servicer) under this Agreement shall automatically terminate upon termination of the obligations under this Agreement pursuant to SECTION 12.1.

     (ii) Provided that no Servicer Default or Event of Default shall have occurred which is continuing, Issuer (with the prior written consent of the Required Holders) may terminate all of the rights and obligations of Servicer as servicer hereunder. No termination of any Person acting as Servicer pursuant to this CLAUSE (ii) above shall become effective until Trustee or another Successor Servicer shall have assumed the responsibilities and obligations of Servicer in accordance with SECTION 10.2. Trustee shall give prompt notice to the Rating Agencies of the appointment of any Successor Servicer.

     (d) RESIGNATION OF SERVICER. Vertis shall not resign as Servicer unless it determines that (i) the performance of its duties is no longer permissible under applicable law and (ii) there is no

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reasonable action that it could take to make the performance of its duties permissible under applicable law. If Vertis determines that it must resign for the reasons stated above, it shall, prior to the tendering of its resignation, deliver to Trustee an Opinion of Counsel confirming the satisfaction of the conditions set forth in CLAUSE (i) of the preceding sentence. No resignation by Vertis shall become effective until Trustee or another Successor Servicer shall have assumed the responsibilities and obligations of Servicer in accordance with
SECTION 10.2. Trustee shall give prompt notice to the Rating Agencies of the appointment of any Successor Servicer.

     SECTION 3.2 DUTIES OF SERVICER AND ISSUER.

     (a) DUTIES OF SERVICER IN GENERAL. Servicer shall service the Receivables and the Related Pledged Assets and, subject to the terms and provisions of this Agreement, shall have full power and authority, acting alone or through any Sub-Servicer, to do any and all things in connection with such servicing that it may deem necessary or appropriate. Trustee shall execute and deliver to Servicer any powers of attorney or other instruments or documents that are prepared by Servicer and stated in an Officer's Certificate to be, and shall furnish Servicer with any documents in its possession, necessary or appropriate to enable Servicer to carry out its servicing duties. Servicer shall exercise the same care and apply the same policies with respect to the collection and servicing of the Receivables and the Related Pledged Assets that it would exercise and apply if it owned such Receivables and the Related Pledged Assets, all in substantial compliance with applicable law and in accordance with the Credit and Collection Policy.

     Servicer shall take or cause to be taken (and shall cause each Sub-Servicer (if any) to take or cause to be taken) all such actions as Servicer deems necessary or appropriate to collect each Receivable and Related Pledged Asset, all in accordance with applicable law and the Credit and Collection Policy.

     Without limiting the generality of the foregoing and subject to the next preceding paragraph and SECTION 10.1, Servicer or its designee is hereby authorized and empowered, unless such power and authority is revoked by Trustee on account of the occurrence of a Servicer Default, (i) to collect and record payments, communicate with Obligors, investigate payment delinquencies, provide billing and tax records to Obligors and maintain internal records with respect to each Obligor, (ii) to instruct Trustee to make withdrawals and payments from the Transaction Accounts as set forth in this Agreement, (iii) to execute and deliver, on behalf of Issuer for the benefit of the Noteholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the Related Pledged Assets, (iv) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of Issuer as may be necessary or appropriate to comply with any federal or state securities laws or reporting requirements or other laws or regulations, and (v) to the extent permitted under and in compliance with the Credit and Collection Policy and with all applicable laws, rules, regulations, judgments, orders and decrees of courts and other governmental authorities (whether federal, state, local or foreign) and all other tribunals, to commence or settle collection proceedings with respect to the Receivables and otherwise to enforce the rights and interests of Trustee and the Noteholders in, to and under the Receivables or Related Pledged Assets (as applicable).

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     (b) IDENTIFICATION AND TRANSFER OF COLLECTIONS. Servicer shall cause
Collections and all other Collateral that consist of cash or cash equivalents to be deposited into the Bank Accounts and the Transaction Accounts pursuant to the terms and provisions of SECTION 3.3 and ARTICLE IV. Following notification from any Seller to Servicer or discovery by Servicer that any amounts that are not Collections of a Receivable or a Related Pledged Asset have been deposited into a Bank Account or the Master Collection Account, Servicer shall cause all such amounts to be segregated, apart and in different accounts, from the Bank Accounts and the Transaction Accounts. Servicer and, to the extent applicable, Trustee shall hold all such funds in trust, separate and apart from such Person's other funds. On each Business Day, after such misapplied collections have been reasonably identified by Servicer to Trustee, Servicer shall instruct Trustee to, and Trustee shall, turn over to the appropriate Lockbox Bank, applicable Seller or other applicable Vertis Person (or their designees) all such misapplied collections less all reasonable and appropriate out-of-pocket costs and expenses, if any, incurred by Servicer in collecting such receivables.

     All payments made by an Obligor that is obligated to make payments with respect to both Receivables included in the Collateral and Receivables not included in the Collateral shall be applied against the Receivables, if any, that are designated by such Obligor by reference to the applicable invoice as the Receivables with respect to which such payments should be applied. In the absence of such designation, such payments shall be applied first against the oldest outstanding Receivables owed by such Obligor.

     Following notification from a Lockbox Bank that any item has been returned or is uncollected and that such Lockbox Bank has not been otherwise reimbursed pursuant to the terms of the applicable Lockbox Agreement for any amounts it credited to the relevant Lockbox Account (and then transferred to the Master Collection Account), Servicer shall instruct Trustee to, and Trustee shall, turn over to such Lockbox Bank Collections in such amount from Collections on deposit in the Master Collection Account.

     (c) MODIFICATION OF RECEIVABLES, ETC. So long as no Servicer Default shall have occurred and be continuing, Servicer may adjust, and may permit each Sub-Servicer to adjust, in accordance with SECTION 3.2(a) and the Credit and Collection Policy, the Unpaid Balance of any Receivable, or otherwise modify the terms of any Receivable or amend, modify or waive any term or condition of any Contract related thereto, all as it may determine to be appropriate to maximize collection thereof. Servicer shall, or shall cause the applicable Sub-Servicer to, write off Receivables from time to time in accordance with the Credit and Collection Policy.

     (d) DOCUMENTS AND RECORDS. At any time when Vertis is not Servicer, Issuer, to the extent that it is entitled to do so under the Purchase Agreement, shall, upon the request of the then-acting Servicer, cause the applicable Seller to deliver to Servicer, and Servicer shall hold in trust for Issuer and Trustee in accordance with their respective interests, all Records that evidence or relate to the Receivables and Related Pledged Assets of the applicable Seller.

     (e) CERTAIN DUTIES TO THE SELLERS. Servicer, if other than Vertis, shall, as soon as practicable after a demand by any Seller, deliver to the Seller all documents, instruments and records in its possession that evidence or relate to accounts receivable of the Seller or other Vertis Persons that are not Receivables or Related Pledged Assets, and copies of all documents,

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instruments and records in its possession that evidence or relate to Receivables and Related Pledged Assets.

     (f) IDENTIFICATION OF ELIGIBLE RECEIVABLES. The initial Servicer will (i) establish and maintain such procedures as are necessary for determining no less frequently than each Business Day whether each Receivable qualifies as an Eligible Receivable, and for identifying, on any Business Day, all Receivables that are not Eligible Receivables, and (ii) include in each Daily Report information that shows whether, and to what extent, the Receivables described in such Daily Report are Eligible Receivables.

     (g) AUTHORIZATION TO ACT AS ISSUER'S AGENT. Without limiting the generality of SUBSECTION (A), Issuer hereby appoints Servicer as its agent for the following purposes: (i) specifying accounts to which payments are to be made to Issuer, (ii) making transfers among, and deposits to and withdrawals from, all deposit accounts of Issuer for the purposes described in the Transaction Documents, and (iii) arranging payment by Issuer of all fees, expenses and other amounts payable by Issuer pursuant to the Transaction Documents. Issuer irrevocably agrees that (A) it shall be bound by all actions taken by Servicer pursuant to the preceding sentence, and (B) Trustee and the banks holding all deposit accounts of Issuer are entitled to accept submissions, determinations, selections, specifications, transfers, deposits and withdrawal requests, and payments from Servicer on behalf of Issuer.

     (h) GRANT OF POWER OF ATTORNEY. Issuer and Trustee hereby each grant to Servicer a power of attorney, with full power of substitution, to take in the name of Issuer and Trustee all steps that are necessary or appropriate to endorse, negotiate, deposit or otherwise realize on any writing of any kind held or transmitted by Issuer or transmitted or received by Trustee (whether or not from Issuer) in connection with any Receivable or Related Pledged Asset. The power of attorney that Issuer and Trustee have granted to Servicer (including the power of attorney granted pursuant to SECTION 3.3(a)) may be revoked by Trustee, and shall be revoked by Issuer, on the date on which Trustee shall be entitled to exercise the powers granted to Trustee pursuant to SECTION 3.8(B). In exercising its power granted hereby, Servicer shall take directions from Trustee, if any, arising out of the exercise of the rights granted under SECTION 11.13.

     (i) TURNOVER OF COLLECTIONS. If Servicer, Issuer or any of their respective agents or representatives shall at any time receive any cash, checks or other instruments constituting Collections, such recipient shall segregate such payments and hold such payments in trust for Trustee and shall, promptly upon receipt (and in any event within two Business Days following receipt), remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Bank Account or the Master Collection Account.

     (j) ANNUAL STATEMENT AS TO COMPLIANCE. Servicer will deliver to Trustee, each Noteholder and each Rating Agency on or before September 30, 2003 and each March 31 thereafter, beginning March 31, 2004, an Officer's Certificate, in substantially the form of EXHIBIT I, stating, as to each signer thereof, that
(i) a review of the activities of Servicer during (x) with respect to the Officer's Certificate due September 30, 2003, the period commencing on the date of this Agreement and ending on June 30, 2003, (y) with respect to the Officer's Certificate due March 31, 2004, the period commencing on July 1, 2003 and ending on December 31, 2003 and (z) with respect to any Officer's Certificate due on or after March 31,

2005, the preceding calendar year; and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, Servicer has fulfilled all its obligations under this Agreement throughout such reporting period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued.

     SECTION 3.3 LOCKBOX, CONCENTRATION AND BLOCKED ACCOUNTS. (a) Each Lockbox Account (other than the Wachovia Accounts) shall be subject to a Lockbox Agreement substantially in the form of EXHIBIT A-1, and each Blocked Account shall be subject to a Blocked Account Agreement substantially in the form of EXHIBIT A-2. Unless instructed otherwise by Servicer (or, after the occurrence and continuance of an Event of Default, Trustee), each Lockbox Bank and Blocked Account Bank shall be instructed by Servicer to remit, on a daily basis (but subject to such bank's customary funds availability schedule), all amounts deposited in the Lockbox Accounts or Blocked Accounts maintained with it to a Concentration Account or the Master Collection Account. Any Concentration Account shall be maintained in the name of Trustee on behalf of Issuer pursuant to a Concentration Account Agreement substantially in the form of EXHIBIT B. Except as expressly provided in this Agreement and the applicable Account Agreements, none of any Seller, Issuer, Servicer, or any Person claiming by, through or under any Seller, Issuer or Servicer shall have any control over the use of, or any right to withdraw any item or amount from, any Lockbox Account, Blocked Account or Concentration Account. Servicer and Trustee are each hereby irrevocably authorized and empowered, as Issuer's attorney-in-fact, to endorse any item deposited in a lockbox or presented for deposit in any Lockbox Account, Blocked Account or Concentration Account requiring the endorsement of Issuer, which authorization is coupled with an interest and is irrevocable. Each Lockbox Account, Blocked Account and Concentration Account shall be an Eligible Deposit Account.

     (b) Servicer shall instruct (or shall cause the applicable Seller to instruct) all Obligors to make all payments due to Issuer or the applicable Seller relating to or constituting Collections (or any proceeds thereof) (i) to lockboxes maintained at the Lockbox Banks for deposit in a Lockbox Account that is subject to a Lockbox Agreement or a Concentration Account that is subject to a Concentration Account Agreement or (ii) directly to a Lockbox Account that is subject to a Lockbox Agreement. Servicer hereby covenants and agrees within 120 days after the Issuance Date, to arrange for new lockbox arrangement with a Lockbox Bank to replace the current Wachovia Accounts and such new lockbox arrangements shall meet the requirements set forth in SECTION 3.3C(i). If Issuer or the applicable Seller receives any Collections or any other payment of proceeds of any other Related Pledged Asset, Servicer shall cause such recipient to (x) segregate such payment and hold it in trust for the benefit of Trustee, and (y) as soon as practicable, but no later than the second Business Day following receipt of such item by such Person, deposit such payment in a Bank Account or the Master Collection Account. Servicer shall, and shall cause Issuer and the applicable Seller to, use reasonable efforts to prevent the deposit of any amounts other than Collections in any Bank Account.

     (c) (i) Servicer may, from time to time after the Issuance Date, designate a new account as a Lockbox Account, Blocked Account or a Concentration Account, and such account shall become a Lockbox Account, Blocked Account or Concentration Account (and the bank at which such account is maintained shall become a Lockbox Bank, Blocked Account Bank or a

Concentration Account Bank for purposes of this Agreement); PROVIDED that Trustee shall have received not less than 15 Business Days' (or such shorter number of days as is acceptable to Trustee) prior written notice of the account and/or the bank that are proposed to be added as a Bank Account or an Account Bank (as applicable) and, not less than ten Business Days (or such shorter number of days as is acceptable to Trustee) prior to the effective date of any such proposed addition, Trustee shall have received (x) counterparts of a Lockbox Agreement, Blocked Account Agreement or a Concentration Account Agreement in the form of EXHIBIT A-1, EXHIBIT A-2 or EXHIBIT B, as applicable, or in such other form as is satisfactory to the Trustee, as applicable, with each new Account Bank, duly executed by such new Account Bank and all other parties thereto and (y) copies of all other agreements and documents signed by the new Account Bank or such other parties with respect to any new Lockbox Account, Blocked Account or Concentration Account, as applicable.

          (ii) Servicer may, from time to time after the Issuance Date, terminate an account as a Lockbox Account, Blocked Account or a Concentration Account or a bank as an Account Bank; PROVIDED that (x) no such termination shall occur unless Trustee shall have received not less than ten Business Days' (or such shorter number of days as is acceptable to Trustee) prior written notice of the account and/or the bank that are proposed to be terminated as a Bank Account or an Account Bank (as applicable) and, not less than ten Business Days (or such shorter number of days as is acceptable to Trustee) prior to the effective date of any such proposed termination, Trustee shall have received counterparts of an agreement, duly executed by the applicable Account Bank and reasonably satisfactory in form and substance to Trustee, pursuant to which such Account Bank agrees that, if it receives any funds or items that constitute Collections on or after the effective date of the termination of the applicable Bank Account or the effective date of its termination as an Account Bank (as the case may be), such Account Bank or former Account Bank (as applicable) shall cause such funds and items to be delivered in the form received to another lockbox or transferred to another Lockbox Account, Blocked Account, Concentration Account or the Master Collection Account promptly after such Account Bank or former Account Bank (as applicable) discovers that it has received any such funds or items, and (y) notwithstanding CLAUSE (X), Issuer and Servicer may at any time establish alternative collection procedures that do not require the use of Lockbox Accounts or Blocked Accounts upon satisfaction of the Modification Condition.

     (d) Servicer shall instruct each Concentration Account Bank (if any), to transfer on a daily basis (subject to such Concentration Account Bank's customary funds availability schedule) in same day funds to the Master Collection Account all collected funds on deposit in the Concentration Account maintained with such Concentration Account Bank. All such transfers shall be made in accordance with the relevant Concentration Account Agreement.

     SECTION 3.4 SERVICING COMPENSATION. As full compensation for its servicing activities hereunder, and as reimbursement for any expense incurred by it in connection therewith, Servicer shall be entitled to receive a monthly servicing fee (the "SERVICING FEE"), payable in arrears on each Payment Date in respect of each Payment Period (or portion thereof) during which any Note is outstanding. The Servicing Fee shall be payable solely as provided in SECTION 5.3.

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     The Servicing Fee payable on each Payment Date shall be calculated as follows. At any time when Vertis or any of its Affiliates is Servicer, the Servicing Fee for any Payment Period shall be equal to one-twelfth of the product of (a) 2.00%, multiplied by (b) the aggregate Unpaid Balance of the Receivables as measured on the first Business Day of that Payment Period. If Vertis ceases to be Servicer, the Servicing Fee for a Successor Servicer that is not a Vertis Person shall be an amount equal to the greater of (i) the amount calculated pursuant to the preceding sentence and (ii) an alternative amount specified by such Servicer not exceeding the sum of (x) 110% of the aggregate reasonable costs and expenses incurred by such Servicer during such Payment Period in connection with the performance of its obligations under this Agreement and the other Transaction Documents, and (y) the other costs and expenses that are to be paid out of the Servicing Fee, as described in the next sentence; PROVIDED that the amount provided for in CLAUSE (x) shall not exceed one-twelfth of 2.00% of the aggregate Unpaid Balance of the Receivables as measured on the first Business Day of the Payment Period. The fees, costs and expenses of Trustee, the Paying Agent, any authenticating agent, the Lockbox Banks, the Concentration Account Banks and the Transfer Agent and Registrar, and certain other costs and expenses payable from the Servicing Fee pursuant to other provisions of this Agreement, and all other fees and expenses that are not expressly stated in this Agreement to be payable by Issuer, other than Federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, of Issuer, shall be paid out of the Servicing Fee and shall be paid by Servicer from the funds that constitute the Servicing Fee.

     SECTION 3.5 RECORDS OF SERVICER AND REPORTS TO BE PREPARED BY SERVICER.

     (a) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Servicer shall maintain at all times accurate and complete books, records and accounts relating to the Receivables, Related Pledged Assets and Contracts of each Seller and all Collections thereon in which timely entries shall be made. Servicer shall maintain and implement administrative and operating procedures (including an ability to generate duplicates of Records evidencing Receivables and the Related Pledged Assets in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information that Servicer deems reasonably necessary for the collection of all Receivables and Related Pledged Assets.

     (b) RECEIVABLES REVIEWS. Servicer shall provide Trustee access to the documentation regarding the Receivables when Trustee is required, in connection with the enforcement of the rights of Noteholders or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours,
(iii) subject to Servicer's normal security and confidentiality procedures, (iv) at reasonably accessible offices in the continental United States of America designated by Servicer and (v) upon five Business Days' prior notice; PROVIDED that no notice shall be required if an Event of Default shall have occurred and be continuing; and PROVIDED, FURTHER that no more than one such review during any calendar year shall be conducted unless an Event of Default shall have occurred and be continuing.

     (c) DAILY REPORTS. Prior to 2:00 p.m., New York City time, on each Business Day, Servicer shall prepare and deliver to Trustee a report, substantially in the form attached hereto as EXHIBIT E or in such other form as is reasonably acceptable to Trustee and Servicer (each such report being a "DAILY REPORT") setting out, among other things, the Base Amount as of the end of business on the preceding Business Day; PROVIDED that if, on any Business Day, Servicer is unable to prepare and deliver a Daily Report to Trustee because of acts of God or the public enemy, riots, acts of war, acts of terrorism, epidemics, fire, failure of communication lines, equipment or power failure, computer systems failure, flood, embargoes, weather, earthquakes or other unanticipated disruptions of Servicer's ability to monitor the origination and/or collection of Receivables, then the Base Amount shall be the lowest Base Amount shown in the related Daily Reports delivered during the immediately preceding month (such amount, an "ESTIMATED BASE AMOUNT"). Servicer may use an Estimated Base Amount to prepare the Daily Report until the earlier to occur of
(i) the day upon which disruption no longer prevents Servicer from preparing the Daily Report using the actual data required by the Daily Report and delivering it to Trustee, and (ii) the sixth Business Day following the commencement of such disruption. Servicer shall notify each Rating Agency promptly following its use of an Estimated Base Amount in any Daily Report.

     (d) MONTHLY REPORT. On each Report Date, Servicer shall prepare and deliver to Trustee, each Noteholder and the Rating Agencies a report, substantially in the form attached hereto as EXHIBIT F or in such other form as is reasonably acceptable to Trustee and Servicer (each such report being a "MONTHLY REPORT"). In addition, on each Report Date, Servicer shall prepare and deliver to Trustee, in either electronic or hard copy form, a report setting forth as of the last day of the prior calendar month, the unpaid balance of each invoice related to the Receivables, the Obligor for each invoice and the contact information for each Obligor.

     (e) NOTICE OF SELLER CHANGE EVENTS; SUPPLEMENTS TO MONTHLY REPORTS. Sections 1.7 and 1.8 of the Purchase Agreement describe circumstances under which (i) additional Sellers may be added to the Program and (ii) a Seller may terminate its status as Seller under the Program (each such event being a "SELLER CHANGE EVENT"). Those Sections of the Purchase Agreement require Vertis to give written notice to Issuer of the occurrence of a Seller Change Event not less than 30 days prior to the occurrence thereof, and Issuer hereby agrees to give prompt written notice of its receipt of any such notice to Trustee, each Noteholder and the Rating Agencies. If the notice is given to Trustee, within five Business Days after the receipt of the notice by Trustee (or such later date, as specified in the notice, on which the applicable Seller Change Event shall become effective), Servicer shall deliver to Trustee, each Noteholder and the Rating Agencies a supplement to the Monthly Report then in effect, which supplement shall show the calculation (complete with the historical and/or pro forma receivables data necessary to do such calculation) of (A) the Base Amount and the applicable reserve ratios to reflect the addition of accounts receivable originated by any Person that is being added to the Program as a Seller, and the exclusion of any Receivables originated by any such Person that is terminating its status as a Seller (as applicable), and (B) the Loss Discount and the Purchase Discount Reserve Ratio for any such Person that is being added to the Program as a Seller. For purposes of all calculations hereunder and under the Purchase Agreement, the Base Amount, such reserve ratios and (if applicable) the Loss Discount and the Purchase Discount Reserve Ratio for the relevant Person shown in such supplement shall supersede and/or supplement the calculation of such items in the then outstanding Monthly Report, effective as of the fifth Business Day following Trustee's receipt of such notice (or such later date, as specified in such notice, on which the applicable Seller Change Event shall become effective).

     SECTION 3.6 MONTHLY SERVICER'S CERTIFICATE. On each Report Date, Servicer shall deliver to Trustee, the Paying Agent, Issuer, each Noteholder and the Rating Agencies a certificate of an Authorized Officer of Servicer substantially in the form of EXHIBIT C.

     SECTION 3.7 SERVICING REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS; FORMS 10-Q AND 10-K. (a) (i) On or before September 30 each year, beginning September 30, 2003, Servicer shall, as an expense of Servicer paid out of the Servicing Fee, cause Deloitte & Touche or another nationally recognized firm of independent public accountants (which may also render other services to Servicer, the Sellers or Issuer) to furnish a report to Trustee, Servicer, the Rating Agencies, each Noteholder and Issuer (which report shall be addressed to Trustee and shall relate to (x) with respect to the report due September 30, 2003, the period commencing on the date of this Agreement and ending on June 30, 2003 and
(y) with respect to reports due September 30, 2004 and thereafter, the twelve month period ending June 30 of the calendar year in which such report is due). The accountants' report shall set forth the results of their performance of the procedures described in EXHIBIT D with respect to the Monthly Reports and Daily Reports delivered to Trustee pursuant to SECTION 3.5 during the reporting periods specified in the preceding sentence.

          (ii) Each accountants' report shall state that the accountants have compared the amounts contained in a sample randomly selected from all Monthly Reports and a sample randomly selected from all Daily Reports delivered to Trustee during the period covered by the report with the records (including computer records) from which the amounts were derived and that, on the basis of such comparison, the amounts are in agreement with the documents and records, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in the report.

     (b) Servicer shall provide each of the Rating Agencies and each Noteholder with copies of each Quarterly Report on Form 10-Q and each Annual Report on Form 10-K of Servicer promptly after the filing of such reports with the Securities and Exchange Commission.

     SECTION 3.8 RIGHTS OF TRUSTEE.

     (a) Trustee has the exclusive dominion and control over the Bank Accounts (other than the Wachovia Accounts), and, until the obligations under this Agreement are terminated pursuant to SECTION 12.1 and all amounts owed under the Transaction Documents have been paid in full, Issuer shall take any action that Trustee may reasonably request to effect or evidence such dominion and control. At any time following the occurrence of a Servicer Default, Trustee is hereby authorized to give notice to the Account Banks, as provided in the Account Agreements, of the revocation of Servicer's authority to give instructions or take any other actions with respect to the Bank Accounts (other than the Wachovia Accounts) that Servicer would otherwise be authorized to give or to take.

     (b) At any time following the occurrence of a Servicer Default and the termination of the then acting Servicer:

          (i) Trustee may direct any Obligors of Receivables to pay all amounts payable under any Receivable or any Related Pledged Assets directly to Trustee or its designee.

          (ii) Trustee may direct any Seller to make payment of all amounts payable to Issuer under any Transaction Document to which the Seller is a party directly to Trustee or its designee.

          (iii) Issuer and Servicer shall, at Trustee's request and as an expense of Servicer paid out of the Servicing Fee, give notice of Trustee's security interest in the Receivables and the Related Pledged Assets to each Obligor and direct that payments be made directly to Trustee or its designee.

          (iv) Issuer shall, and shall cause the Sellers to, at Trustee's request, (A) assemble all of the Records that are necessary or appropriate to collect the Receivables and Related Pledged Assets, and shall make the same available to Trustee at one or more places selected by Trustee or its designee, (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to Trustee and shall, promptly upon receipt (and, subject to SECTION 3.2(i), in no event later than the second Business Day following receipt), remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Bank Account or the Master Collection Account and (C) permit, upon not less than two Business Days' prior written notice, any Successor Servicer and its agents, employees and assignees access to their respective facilities and their respective Records.

     (c) Each of Issuer and Servicer hereby authorizes Trustee, from time to time after the occurrence of a Servicer Default and the termination of the then acting Servicer (until a Successor Servicer (if other than Trustee) has been appointed), to take any and all steps in Issuer's name and on behalf of Issuer and Servicer that are necessary or appropriate, in the reasonable determination of Trustee, to collect all amounts due under any and all Receivables or Related Pledged Assets, including endorsing the name of Issuer or the applicable Seller on checks and other instruments representing Collections and enforcing such Receivables and the Related Pledged Assets.

     (d) Issuer hereby irrevocably appoints Trustee to act as Issuer's attorney-in-fact, with full authority in the place and stead of Issuer and in the name of Issuer or otherwise, from time to time after the occurrence of a Servicer Default and the termination of the then acting Servicer (until a Successor Servicer (if other than Trustee) has been appointed), to take (subject to SECTION 11.13) any action and to execute any instrument or document that Trustee, in its reasonable determination, may deem necessary to accomplish the purposes of this Agreement, including:

          (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Receivable or any Related Pledged Asset;

          (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (I);

          (iii) to file any claims or take any action or institute any proceedings that Trustee in its reasonable determination may deem necessary or appropriate for the collection of any of the Receivables or any Related Pledged Asset or otherwise to enforce the rights of

     Trustee and the Noteholders with respect to any of the Receivables or any Related Pledged Asset; and

          (iv) to perform the affirmative obligations of Issuer under any Transaction Document.

Issuer hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 3.9 ONGOING RESPONSIBILITIES OF VERTIS. Anything herein to the contrary notwithstanding:

     (a) If at any time Vertis shall not be Servicer, Vertis shall deliver all Collections received or deemed received by it or its Subsidiaries to Trustee no later than two Business Days after receipt or deemed receipt thereof and Trustee shall pay such Collections to the same extent as if such Collections had actually been received from the related Obligor on the applicable dates. So long as Vertis or any of its Subsidiaries shall hold any Collections or deemed Collections required to be paid to Trustee, each of them shall hold such amounts in trust (and separate and apart from its own funds) and shall clearly mark its records to reflect such trust. Vertis hereby grants to Trustee an irrevocable power of attorney, with full power of substitution, coupled with an interest, upon the occurrence of a Servicer Default, to take in the name of Vertis all steps necessary or appropriate to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Vertis or transmitted and received by Trustee (whether or not from Vertis) in connection with any Receivable or Related Pledged Asset.

     (b) In addition, if at any time Vertis shall not be Servicer, Vertis shall act (if the Successor Servicer so requests) as the data processing agent of Servicer and, in such capacity, Vertis shall conduct (and shall cause any other necessary Persons to conduct) the data processing functions of the administration of the Receivables, the Related Pledged Assets and the Collections thereon in substantially the same way that Vertis (or its Sub-Servicers) conducted such data processing functions while Vertis acted as Servicer. Vertis and each such other Person shall be entitled to reasonable compensation for such service to be paid from the Servicing Fee.

     (c) Notwithstanding any termination of Vertis as Servicer hereunder, Vertis shall continue to indemnify Trustee on the terms set out in SECTION 11.5 with respect to circumstances existing, or actions taken or omitted, prior to such termination.

     SECTION 3.10 FURTHER ACTION EVIDENCING TRANSFERS. Servicer shall cause all financing statements and continuation statements and any other necessary documents relating to the right, title and interest of Trustee in and to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve, maintain, protect and perfect the security interest of Trustee (including the priority of such security interest) hereunder in and to all property comprising the Collateral. Servicer shall deliver to Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. Issuer shall cooperate fully with Servicer in connection with the obligations set forth above and will execute any and all documents that are reasonably required to fulfill the intent of this Section.

     Issuer hereby authorizes Trustee to file all financing statements and continuation statements that Trustee reasonably deems necessary or advisable to perfect Trustee's security interest in the Collateral.

     If Issuer or Servicer fails to perform any of its agreements or obligations under any Transaction Document and does not remedy such failure within the applicable cure period, if any, then Trustee or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of Trustee or its designee incurred in connection therewith shall be payable by Servicer as provided in SECTION 11.5 and (if applicable) by Issuer as provided in SECTION 7.3.

ARTICLE IV. ALLOCATIONS

     SECTION 4.1 ESTABLISHMENT OF TRANSACTION ACCOUNTS. (a) On or prior to the date of this Agreement, Trustee has established, and until the Secured Obligations have been paid in full or the Collateral has been disposed of Trustee shall (except as expressly permitted or required below) maintain on the book of Manufacturers and Traders Trust Company, in the name of Trustee and for the benefit of the Noteholders, the following accounts:

          (i) account no. 1001534 and account number 185611860 (with respect to funds transferred from the Wachovia Accounts), which shall be called the "MASTER COLLECTION ACCOUNT" and into which all Collections and all other Collateral consisting of cash, cash equivalents or cash proceeds shall be transferred on a daily basis from the Bank Accounts;

          (ii) account no. 1001535, which shall be called the "CARRYING COST ACCOUNT" and into which funds shall be allocated from time to time to cover carrying costs of the Notes (including interest payable on the Notes and the Servicing Fee);

          (iii) account no. 1001536, which shall be called the "EQUALIZATION ACCOUNT" and into which funds will from time to time be transferred from the Master Collection Account to compensate for fluctuations in the Base Amount; and

          (iv) account no. 1001537, which shall be called the "PRINCIPAL FUNDING ACCOUNT" and into which funds will from time to time be transferred from the Master Collection Account and/or the Equalization Account in anticipation of payments to the Noteholders on account of their respective principal balances.

     (b) The Master Collection Account, the Carrying Cost Account, the Equalization Account and the Principal Funding Account are collectively called the "TRANSACTION ACCOUNTS." Each of the Transaction Accounts shall be established and maintained as an Eligible Deposit Account and shall bear a designation clearly indicating that funds deposited therein are held for the benefit of the Noteholders. If any Transaction Account ceases to be an Eligible Deposit Account, Servicer shall cause Trustee to open a substitute Transaction Account that is an Eligible Deposit Account and transfer the funds in the existing Transaction Account to the substitute

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Transaction Account, and thereafter all references in any Transaction Document to the original Transaction Account shall be deemed instead to refer to the substitute Transaction Account.

     (c) The Master Collection Account, the Carrying Cost Account, the Equalization Account and the Principal Funding Account shall be held by Trustee for the benefit of all Noteholders.

     (d) (i) Trustee shall possess (for its benefit and for the benefit of the Noteholders) all right, title and interest in and to all funds on deposit from time to time in each of the Transaction Accounts and in all proceeds thereof. The Transaction Accounts shall be under the sole dominion and control of Trustee for the benefit of the Noteholders. Each of Servicer and Trustee agrees that it shall have no right of setoff against, and no right otherwise to deduct from, any funds held in any of the Transaction Accounts or the Bank Accounts for any amount owed to it by Issuer, any party hereto or any Noteholder.

          (ii) With respect to the Transaction Account Property, Issuer and Trustee agree, as security for Issuer's obligations under this Agreement, that:

               (A) any Transaction Account Property that is held in deposit accounts shall be held solely in an Eligible Deposit Account, subject to SECTION 4.1(b);

               (B) any Transaction Account Property that constitutes a Certificated Security (other than a Certificated Security, instrument or other investment evidenced in tangible form that forms the basis of a Security Entitlement by reason of the fact that it is held by or through a clearing corporation or other Securities Intermediary), shall be delivered to Trustee or its nominee or custodian in accordance with clause (i) of the definition of "Delivery";

               (C) any Transaction Account Property that is an Uncertificated Security (other than an uncertificated Security that forms the basis of a Security Entitlement by reason of the fact that it is held through a clearing corporation or other Securities Intermediary) shall be delivered to Trustee in accordance with clause (ii) of the definition of "Delivery" and shall be maintained by Trustee, pending maturity or disposition, through continued registration of Trustee's (or its nominee's) ownership of such security.

               (D) any Transaction Account Property that constitutes a Securities Entitlement (other than a Security Entitlement to a Federal Book Entry Security) issued to or maintained by a clearing corporation or other Securities Intermediary shall be maintained by Trustee, pending maturity or disposition, through continued book-entry registration of such Transaction Account Property by the crediting to a Securities Account maintained for Trustee with a Securities Intermediary, including The Depository Trust Company or another clearing corporation, in accordance with the definition of "Control" contained in this Agreement;

               (E) any Transaction Account Property that is a Security Entitlement to a Federal Book-Entry Security shall be maintained by Trustee, pending maturity or

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          disposition, through continued book-entry registration of such
          Transaction Account Property by the crediting to a Securities Account maintained for Trustee with a Federal Reserve Bank of a Security Entitlement to such Federal Book Entry Security in accordance with the definition of "Control" contained in this Agreement; and

     SECTION 4.2 CALCULATIONS AND FUNDS ALLOCATIONS.

     (a) ALLOCATION OF DAILY COLLECTIONS. On each Business Day, Servicer shall determine the amount of collected funds received (and expected to be received on such Business Day as a result of transfers from the Account Banks) in the Master Collection Account (other than funds that are required to be returned to Vertis Persons (or their designees) pursuant to SECTION 3.2(b)) since the preceding Business Day and shall specify such amount of collected funds in the Daily Report delivered to Trustee on such Business Day (the "DAILY COLLECTIONS"). It is understood and agreed that Daily Collections for any Business Day shall be determined after deducting any amounts charged against a Concentration Account, Blocked Account or Lockbox Account, or otherwise required to be paid by the Trustee to an Account Bank, in each case with respect to fees, expenses, indemnities, returned items and other adjustments in accordance with the applicable Account Agreement, whether attributable to such day or a prior day. If, after Servicer's delivery of the Daily Report to Trustee on any Business Day Servicer determines that the amount of collected funds actually received in the Master Collection Account is less or more than the amount specified in such Daily Report (determined as described above), Servicer shall deliver a supplemental written notice to Trustee specifying the actual amount of collected funds on such Business Day, together with an adjusted allocation of funds which takes into account such actual amount of collected funds. To the extent Trustee has not already paid collected funds on any Business Day in accordance with the Daily Report delivered on such Business Day, Trustee shall adjust the amounts paid on such Business Day in accordance with the instructions set forth in any supplemental written notice delivered prior to 4:30 p.m., New York City time, on such Business Day.

     (b) On each Business Day (other than a Business Day falling in an Amortization Period or after the Fully Funded Date), Servicer shall allocate the Daily Collections (or, if less, the aggregate amount of Daily Collections required to fund the items described in priorities first through fourth below) to the following purposes, in the priority indicated (and to the extent of Daily Collections available):

          FIRST, to the Carrying Cost Account until the amount allocated to the Carrying Cost Account equals the Carrying Costs; PROVIDED that the aggregate amount allocated pursuant to this clause for Carrying Costs (other than interest on the Notes and the Servicing Fee) with respect to any calendar year shall not exceed $100,000 (the "EXPENSE CAP").

          SECOND, if the Net Principal Amount is greater than the Base Amount, to the Equalization Account in an amount sufficient to reduce the Net Principal Amount to an amount equal to the Base Amount;

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

          THIRD, to any amounts due hereunder to any Indemnified Party and any other Secured Obligations then due (including any Carrying Cost in excess of applicable Expense Cap); and

          FOURTH, to the Issuer any amounts due for Issuer Expenses.

     On such Business Day, Servicer shall allocate the remainder of the Daily Collections to Issuer; provided that during a Suspension Period, any funds so allocated shall not be paid to the Issuer, and shall instead be deposited to, and held in, the Equalization Account.

     If, on any day, the amount of Collections that is then allocated to the Carrying Cost Account exceeds the amount of Collections that is then required to be allocated to the Carrying Cost Account, Servicer shall reallocate such Collections on such day to one or more of the obligations described in the first paragraph of this Section in PRIORITIES SECOND through FOURTH ABOVE, and in the preceding paragraph, in the order of priority set forth therein with any remainder being allocated to Issuer.

     On any Business Day falling after the Fully Funded Date, all Daily Collections shall be paid to Issuer.

     (c) ALLOCATIONS OF DAILY COLLECTIONS DURING AN AMORTIZATION PERIOD. On each Business Day falling in an Amortization Period and prior to or on the Fully Funded Date, Servicer shall allocate the Daily Collections to the following purposes, in the priority indicated (and to the extent of Daily Collections available):

          FIRST, to the Carrying Cost Account to the extent that the balance therein is less than the amount of Carrying Costs (other than any Servicing Fee payable to any Vertis Person); PROVIDED that the aggregate amount allocated pursuant to this clause for Carrying Costs (other than interest on the Notes and the Servicing Fee) with respect to any calendar year shall not exceed the Expense Cap;

          SECOND, to the Principal Funding Account the excess of the Daily Collections over the amount allocated on that Business Day pursuant to PRIORITY FIRST, PROVIDED that the aggregate amount so deposited in the Principal Funding Account shall not exceed the Principal Deposit Amount;

          THIRD, to pay any Indemnified Losses due to any Indemnified Party, any other Secured Obligations then due (including any Carrying Cost specified in priority first in excess of applicable Expense Cap);

          FOURTH, to pay any Servicing Fee payable to any Vertis Person on the Payment Date relating to the Calculation Period during which such Business Day falls;

          FIFTH, to the Issuer any amounts due for Issuer Expenses; and

          SIXTH, the balance to Issuer.

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     On any Business Day falling after the Fully Funded Date, all Daily
Collections shall be paid to Issuer.

     (d) WITHDRAWALS FROM THE EQUALIZATION ACCOUNT AND PRINCIPAL FUNDING ACCOUNT. On any Business Day (other than a day during a Suspension Period, an Amortization Period or on which an Event of Default or Unmatured Event of Default exists), Servicer may instruct Trustee in writing to withdraw funds from the Equalization Account and apply such funds as Daily Collections, so long as the Net Principal Amount would not exceed the Base Amount after giving effect to such transfer and application. On the first day of an Amortization Period, Servicer shall instruct Trustee to withdraw the entire balance in the Equalization Account (including funds deposited therein during a Suspension Period pursuant to SECTION 4.2(b)) and apply the same as Daily Collections on that day. On the first day of the Amortization Period, Servicer shall instruct Trustee likewise to withdraw the entire balance in the Principal Funding Account and apply the same as Daily Collections on that day.

     SECTION 4.3 INVESTMENT OF FUNDS IN TRANSACTION ACCOUNTS. On any day when there are any funds on deposit in any Transaction Account (after giving effect to the allocations of such funds required by this ARTICLE IV), and at such other times as investment is practicable, Trustee, at the direction of Issuer (or Servicer on its behalf) shall invest and reinvest monies on deposit in such Transaction Account (in the name of Trustee) in such Eligible Investments as are specified in a notice from Servicer, subject to the restrictions set forth hereinafter; PROVIDED HOWEVER, that whenever an Event of Default shall be existing, such investments shall be made by the Trustee at the direction of Servicer. All Eligible Investments made from funds in any Transaction Account, and the interest, dividends and income received thereon and therefrom and the net proceeds realized on the sale thereof, shall be deposited in such Transaction Account. Trustee may liquidate an Eligible Investment prior to maturity if such liquidation would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. In the absence of negligence of Trustee or willful misconduct by Trustee, Trustee shall have no liability in connection with investment losses incurred on Eligible Investments. It is intended for income tax purposes that the income earned through investment of funds in the Transaction Accounts shall be treated as income of Issuer.

     SECTION 4.4 ATTACHMENT OF TRANSACTION ACCOUNTS. If Trustee receives written notice that any Transaction Account has or will become subject to any writ, judgment, warrant of attachment, execution or similar process, Trustee shall (notwithstanding any other provision of the Transaction Documents) promptly notify Issuer, Servicer and the Noteholders thereof, and shall not deposit or transfer funds into such Transaction Account but shall cause funds otherwise required to be deposited into such Transaction Account to be held in another account pending payment of such funds in the manner required by the Transaction Documents.

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ARTICLE V. INTEREST; PAYMENTS

     SECTION 5.1 INTEREST.

     (a) Interest on each Class A Note shall (i) accrue during each Interest Period at a rate PER ANNUM equal to LIBOR PLUS the applicable Note Spread, (ii) be calculated on the basis of actual days over a year of 360 days, and (iii) be payable on each Payment Date.

     (b) Interest on each Class B Note shall (i) accrue during each Interest Period at a rate PER ANNUM equal to LIBOR PLUS the applicable Note Spread, (ii) be calculated on the basis of actual days over a year of 360 days, and (iii) be payable on each Payment Date.

     (c) Interest with respect to the Notes due but not paid on any Payment Date will be due on the next Payment Date with additional interest on any amount not paid when due at 2% per annum above the Alternate Base Rate (but in no event greater than the maximum rate of interest permitted under applicable law).

     SECTION 5.2 OPTIONAL EARLY PAY OUT.

     (a) The Notes are subject to redemption in whole, but not in part, on any Prepayment Payment Date on which Servicer exercises its option to purchase the Receivables pursuant to Clause (b) below; provided, however, that Issuer has available funds sufficient to pay an amount (the "PREPAYMENT AMOUNT") equal to the unpaid Principal Amount of the Notes plus accrued and unpaid interest on the unpaid principal amount of the Notes (and accrued and unpaid interest with respect to interest amounts that were due but not paid on a prior Payment Date) through the day preceding the Prepayment Payment Date at the rates of interest then applicable to such Notes. Issuer shall furnish ten days' prior written notice of such redemption to Servicer, Trustee and the Rating Agencies. Upon tender of all outstanding Notes by the Noteholders, Trustee shall then pay such amounts, together with all other amounts on deposit in the Principal Funding Account to the Noteholders on the next Payment Date in repayment of the principal amount and all accrued and unpaid interest owing to the Noteholders. Following the Prepayment Payment Date, the Noteholders shall have no further rights with respect to the Receivables and Trustee shall execute and deliver the instruments of release (including any document necessary to release the security interest in favor of Trustee in the Collateral and to release any filing evidencing or perfecting the security interest), in each case without recourse, representation or warranty, as shall be reasonably requested by Issuer to vest in Issuer all right, title and interest that Trustee had in the Collateral. In the event that Servicer fails for any reason to deposit the Prepayment Amount, payments shall continue to be made to the Noteholders in accordance with the terms of this Agreement.

     (b) On any Payment Date occurring on or after the date that the aggregate Unpaid Balance of the Receivables then included in the Receivables Pool is 10% or less of the aggregate Unpaid Balance of the Receivables included in the Receivables Pool as of the commencement of any Amortization Period (the "PREPAYMENT PAYMENT DATE"), Servicer shall have the option, upon the giving of twenty days' prior written notice by Servicer to Issuer, Trustee and the Rating Agencies, to purchase, without representation or warranty, all, but not less than all of the Receivables for a price at least equal to the aggregate Unpaid Balance of the Receivables;

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

provided, however, no such purchase shall be permitted unless the purchase price paid for the Receivables is at least equal to the Prepayment Amount. Servicer shall deposit the purchase price for the Receivables into the Principal Funding Account on the Prepayment Payment Date.

     SECTION 5.3 PAYMENTS. On each Payment Date, Trustee shall, in accordance with instructions set out in the applicable Daily Report, pay the following amounts:

     (a) on each Payment Date, from the Carrying Cost Account to the extent funds are available for such payment in the Carrying Cost Account in the following order and priority:

          (i) FIRST, if the Person then acting as Servicer is not a Vertis Person, to the Servicer for payment of the Servicing Fee;

          (ii) SECOND, to the trustee for the payment of fees, costs and expenses incurred by the Trustee for the period and paid to Persons other than Vertis Persons in connection with its duties under the Transaction Documents and not included in the Servicing Fee; PROVIDED that the aggregate amount allocated per this clause with respect to any calendar year shall not exceed the Expense Cap;

          (iii) THIRD, to the Holders of the Class A Notes, ratably in accordance with the total amount of interest owed on the Class A Notes;

          (iv) FOURTH, to the Holders of the Class B Notes, ratably in accordance with the total amount of interest owed on the Class B Notes; and

          (v) FIFTH, if the Person then acting as Servicer is a Vertis Person, to the Servicer for payment of the Servicing Fee; PROVIDED that if such Payment Date is the Expected Final Payment Date or falls in an Amortization Period, no payment shall be made to the Servicer pursuant to this priority fifth; and

     (b) on each Principal Payment Date, all funds deposited in the Principal Funding Account on or prior to the most recent Cut-Off Date shall be paid in reduction of the Principal Amounts; PROVIDED that (i) all such amounts on deposit in the Principal Funding Account shall be paid to the Holders of Class A Notes until they have been paid or provided for in full before any such amounts are paid to the Holders of Class B Notes, and any remaining amounts on deposit in the Principal Funding Account shall be paid to the Holders of Class B Notes until they have been paid or provided for in full, and (ii) no such amounts shall be paid to the Holders of the Class B Notes on any day if the Class A Notes will remain outstanding after that date (after giving effect to all payments and allocations made pursuant to SECTION 4.2 on that day); and

     (c) if, on the Expected Final Payment Date or any Payment Date falling in an Amortization Period, the funds on deposit in the Carrying Cost Account will be equal to or greater than the Net Principal Amount (after giving effect to all payments required by SUBSECTIONS (a)(i) THROUGH (iv) AND (b)), then an amount equal to such remaining Net Principal Amount shall be withdrawn from the Carrying Cost Account and paid in reduction of the Net Principal Amount.

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     Such payments in respect of Notes shall be by wire transfer in immediately available funds to an account specified in writing to Trustee by the Person whose name appears as the registered Holder of such Note on the Note Register on the Record Date immediately prior to such payment, or, if an account is not so specified by such Record Date, by check mailed to such registered Holder at the address of such Person as it appears on such Note Register.

     Servicer shall furnish instructions to Trustee two (2) Business Days prior to each Payment Date setting forth the calculation of interest for such Interest Period and the amounts to be paid to the Holders.

ARTICLE VI. THE NOTES

     SECTION 6.1 THE NOTES. (a) The Notes will consist of two classes: the $110,000,000 Variable Rate Class A, Trade Receivables Backed Notes, (the "CLASS A NOTES"), which shall be a senior class; and the $20,000,000 Variable Rate Class B, Trade Receivables Backed Notes (the "CLASS B NOTES"), which shall be a subordinated class. Trustee shall authenticate and deliver the Class A Notes and the Class B Notes, to or upon the order of Issuer in the aggregate principal amount indicated for each above. The Class A Notes and the Class B Notes will be issued in minimum denominations of $1,000,000 and in integral multiples of $500,000. The issuance of the Notes under this Agreement will be subject to the satisfaction of the conditions precedent set forth in SCHEDULE 6.1.

     Each Note shall be executed by manual or facsimile signature on behalf of Issuer by its President, Treasurer, Secretary or any Vice President or by any attorney-in-fact duly authorized to execute the Note on behalf of any such officer. The Notes shall be authenticated by manual signature of a duly authorized signatory of Trustee. Notes bearing the manual or facsimile signature of the individual who was, at the time when the signature was affixed, authorized to sign on behalf of Issuer shall be valid and binding, notwithstanding that the individuals or any of them ceased to be so authorized prior to the authentication and delivery of the Notes or does not hold such office on the date of issuance of such Notes. No Note shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on the Note a certificate of authentication substantially in the form provided for herein executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, and the certificate of authentication upon any Note shall be conclusive evidence, and the only evidence, that the Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Agreement. All Notes shall be dated the date of their authentication.

     (b) The Class A Notes and the Class B Notes initially sold in the United States to U.S. Persons that are Qualified Institutional Buyers or Accredited Investors, shall be represented by one or more permanent notes in definitive form with the applicable legends, as set forth in Exhibits G-1 and G-2 hereto, added to the form of such Note (each, a "U.S. PHYSICAL NOTE").

     (c) The Class A Notes and the Class B Notes initially sold outside the United States pursuant to Regulation S under the Securities Act shall be represented by one or more permanent notes in definitive form with the applicable legends, as set forth in Exhibits G-1 and G-2 hereto, added to the form of such Note (each, a "REGULATION S NOTE").

     (d) References in any other documents to "INVESTOR CERTIFICATES" issued under the Original Agreement means the Notes issued under this Agreement.

     SECTION 6.2 REGISTRATION OF TRANSFER AND EXCHANGE OF NOTES. (a) Trustee, as agent for Issuer, shall keep, or shall cause to be kept, at the office or agency to be maintained in accordance with the provisions of SECTION 11.15, a register in written form or capable of being converted into written form within a reasonable time (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (which may be Trustee) (the "TRANSFER AGENT AND REGISTRAR") shall provide for the registration of the Notes and of transfers and exchanges of the Notes as herein provided. Issuer hereby appoints Trustee as the initial Transfer Agent and Registrar.

     Issuer, or Trustee as agent for Issuer, may revoke the appointment as Transfer Agent and Registrar and remove the then-acting Transfer Agent and Registrar if Trustee or Issuer (as applicable) determines in its sole discretion that the then-acting Transfer Agent and Registrar has failed to perform its obligations under this Agreement in any material respect. The then-acting Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' prior written notice to Trustee, Issuer and Servicer; PROVIDED that such resignation shall not be effective and the then-acting Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to Issuer and the Person so appointed has given Trustee written notice that it accepts the appointment. The provisions of SECTIONS 11.1 through 11.5 shall apply to the Transfer Agent and Registrar as if all references to "Trustee" in the applicable provisions of SECTIONS 11.1 through 11.5 were references to the Transfer Agent and Registrar.

     It is intended that the registration of Notes that is described in this Section comply with the registration requirements contained in Section 163 of the Internal Revenue Code.

     (b) Subject to the requirements of SUBSECTIONS (d) AND (e), if applicable, having been fulfilled, upon surrender for registration of transfer of any Note, Issuer shall execute, and Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the appropriate class that are in authorized denominations that bear numbers that are not contemporaneously outstanding.

     At the option of a Noteholder, its Notes may be exchanged for other Notes of the same class of authorized denominations and bearing numbers that are not contemporaneously outstanding, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, Issuer shall execute, and Trustee shall authenticate and deliver, the appropriate number of Notes of the class that the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to Trustee or the Transfer Agent and Registrar duly executed by the Noteholder thereof or its attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar.

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     No service charge shall be made for any registration of transfer or exchange of Notes, but the Transfer Agent and Registrar may require the Noteholder to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

     All Notes surrendered for registration of transfer and exchange shall be cancelled and disposed of in a manner satisfactory to Trustee.

     (c) Notes may be surrendered for registration of transfer or exchange at the office of the Transfer Agent and Registrar designated in SECTION 11.15.

     (d) Except with respect to a transfer to a Permitted Transferee, no Note may be sold or transferred (including by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable state securities laws and, prior to the proposed sale, transfer or disposition, the Noteholder and the proposed transferee each provide the Registrar and Transfer Agent (with a copy to Trustee and Issuer) with a Purchaser Representation Letter substantially in the form of Exhibit J hereto.

     No Note may be offered, sold or delivered as part of the initial placement of the Notes by the Placement Agent at any time to or for the benefit of, U.S. Persons except in accordance with SECTION 6.2 (e) and either (i) in accordance with Rule 144A to Qualified Institutional Buyers purchasing for their own account or for the accounts or one or more Qualified Institutional Buyers, for which the purchaser is acting as fiduciary or agent or (ii) in connection with a transfer to an Accredited Investor under the Securities Act. The Notes may be offered, sold, resold or delivered, as the case may be, in offshore transactions to non-U.S. Persons in reliance on Regulation S.

     (e) If a Holder of a Regulation S Note wishes to transfer its Note to a person who wishes to take delivery thereof in the form of an interest in the corresponding U.S. Physical Note, the transferee will be required to provide the Registrar and Transfer Agent with a Purchaser Representation Letter substantially in the form of Exhibit J, specifying that either the transferee is a Qualified Institutional Buyer or an Accredited Investor. If the Holder of a U.S. Physical Note wishes to transfer its Note to a person who wishes to take delivery thereof in the form of a Regulation S Note, the transferee will be required to provide the Registrar and Transfer Agent with a Purchaser Representation Letter substantially in the form of Exhibit J specifying that the transferee is not a U.S. Person.

     (f) The Notes shall bear such restrictive legends as shall be set forth in the applicable forms of notes attached hereto as Exhibits G-1 and G-2.

     SECTION 6.3 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (a) any mutilated Note is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note and (b) there is delivered to the Transfer Agent and Registrar and Trustee such security or indemnity as may be required by them and Issuer to hold each of them and Issuer harmless, then, in the absence of notice to Trustee that such Note has been acquired by a BONA FIDE purchaser, Issuer shall execute and, upon the request of Issuer, Trustee shall authenticate and deliver, in exchange for or in lieu of

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any such mutilated, destroyed, lost or stolen Note, a new Note of like class, tenor, terms and principal amount and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Note under this Section, Trustee or the Transfer Agent and Registrar may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Note issued pursuant to this Section shall constitute conclusive and indefeasible evidence of indebtedness of Issuer, as if originally issued, whether or not the lost, stolen or destroyed Note shall be enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all Notes of the same class that are duly issued hereunder.

     SECTION 6.4 PERSONS DEEMED OWNERS. Prior to due presentation of a Note for registration of transfer, Issuer, Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments pursuant to ARTICLE V and for all other purposes whatsoever, and none of Issuer, Trustee, the Paying Agent, the Transfer Agent and Registrar or any agent of any of them shall be affected by any notice to the contrary; PROVIDED that, in determining whether the Holders of the requisite principal amount or stated amount (as applicable) of Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by Issuer, Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not Issuer, Servicer or an Affiliate thereof.

     SECTION 6.5 APPOINTMENT OF PAYING AGENT. The Paying Agent initially shall be Trustee. Issuer hereby appoints the Paying Agent as its agent to make payments to Noteholders pursuant to hereto and to report the amounts of the payments to Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Master Collection Account for the purpose of making the payments. Trustee or, at any time when Trustee is also the Paying Agent, Issuer may revoke such power of the Paying Agent and remove the Paying Agent if Trustee or Issuer (as applicable) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' prior written notice to Trustee, Issuer, Servicer and the Rating Agencies. Any resignation or removal of the Paying Agent, and appointment of a successor Paying Agent, shall not become effective until the appointment has been accepted by the successor Paying Agent. If no successor Paying Agent shall have been appointed and shall have accepted appointment within 30 days after the giving of the notice of resignation, the resigning Paying Agent may petition any court of competent jurisdiction to appoint a successor Paying Agent. In the event that Trustee shall no longer be the Paying Agent, Trustee shall appoint a successor Paying Agent (which shall be a bank or trust company) reasonably acceptable to Issuer, which appointment shall be effective on the date on which the Person so appointed gives Trustee written notice that it accepts the appointment. Trustee shall cause the successor Paying Agent or any additional Paying Agent appointed by Trustee to

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execute and deliver to Trustee an instrument in which it shall agree with
Trustee that, as Paying Agent, it will hold all sums, if any, held for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until the sums shall be paid to the Noteholders. The Paying Agent shall return all unclaimed funds to Trustee, and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to Trustee. The provisions of SECTIONS 11.1 through 11.5 shall apply to the Paying Agent as if all references in the applicable provisions thereof to "Trustee" were references to the Paying Agent.

     SECTION 6.6 ACCESS TO LIST OF NOTEHOLDERS' NAMES AND ADDRESSES. Each Noteholder may from time to time designate in a written notice to Trustee an address and facsimile number for the purpose of delivering notices to such Noteholder in accordance with the Transaction Documents; provided that such designation shall take effect five Business Days after the Trustee's receipt of such written notice. Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to Issuer, Servicer or the Paying Agent, within two Business Days after receipt by Trustee of a written request therefor from Servicer or the Paying Agent, a list in the form Servicer or the Paying Agent may reasonably require of the names, addresses and facsimile number, if applicable, of the Noteholders as of the most recent Payment Date. If any Holder or group of Holders of Notes evidencing not less than 7% of the aggregate unpaid principal amount of the Notes (the "APPLICANT") applies in writing to Trustee, and the application states that the Applicant desires to communicate with other Noteholders with respect to their rights under this Agreement or the Notes and is accompanied by a copy of the communication that the Applicant proposes to transmit, then Trustee, after having been adequately indemnified by the Applicant for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford the Applicant access during normal business hours to the most recent list of Noteholders held by Trustee, within five Business Days after the receipt of the application and indemnification. The list shall be as of a date no more than 45 days prior to the date of receipt of the Applicant's request.

     Every Noteholder, by receiving and holding a Note, agrees with Trustee that neither Trustee, the Transfer Agent and Registrar, Issuer, Servicer, any Seller nor any of their respective agents shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Noteholders hereunder, regardless of the sources from which the information was derived.

     SECTION 6.7 AUTHENTICATING AGENT. (a) Trustee may appoint one or more authenticating agents with respect to the Notes that shall be authorized to act on behalf of Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Either Trustee or the authenticating agent, if any, then appointed and acting on behalf of Trustee shall authenticate the Notes. Whenever reference is made in this Agreement to the authentication of Notes by Trustee or Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of Trustee by an authenticating agent and a certificate of authentication executed on behalf of Trustee by an authenticating agent. Each authenticating agent must be acceptable to Issuer.

     (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any document or any further act on the part of Trustee, the authenticating agent or any other Person.

     (c) An authenticating agent may at any time resign by giving written notice of resignation to Trustee and Issuer. Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to the authenticating agent and Issuer. Upon receiving a notice of resignation or upon a termination, or in case at any time an authenticating agent shall cease to be acceptable to Trustee or Issuer, Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent, upon acceptance of its appointment, shall become vested with all the rights, powers and duties of its predecessor, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to Trustee and Issuer.

     (d) Servicer agrees to pay to each authenticating agent (if any), as an expense of Servicer paid out of the Servicing Fee, reasonable compensation from time to time for services performed under this Section.

     (e) The provisions of SECTIONS 11.1, 11.2 and 11.3 shall be applicable to any authenticating agent as if the references in the applicable provisions thereof to "Trustee" were references to the authenticating agent.

     (f) Pursuant to an appointment made under this Section, the Notes may have endorsed thereon, in lieu of Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          "This is one of the Notes described in the Amended and Restated Indenture and Servicing Agreement dated as of December 9, 2002.

                                                 MANUFACTURERS AND TRADERS TRUST
                                                 COMPANY, as Trustee


                                                 By:
                                                    ----------------------------
                                                    as Authenticating Agent
                                                    for Trustee,


                                                 By:
                                                    ----------------------------
                                                    Authorized Officer."

     SECTION 6.8 TAX TREATMENT. It is the intent of Issuer and the Noteholders that, for purposes of Federal, state and local income and franchise taxes and other taxes measured by or imposed on income: (i) the Notes properly will be treated for U.S. Federal income tax purposes as indebtedness that is secured by an interest in the Receivables, (ii) the arrangement created by this Agreement will constitute a security arrangement and not a separate business entity for U.S. Federal income tax purposes and (iii) so long as all of the outstanding membership interests of Issuer are owned by Vertis or any other single person for U.S. Federal income tax purposes, Issuer will be disregarded as an entity separate from its owner, and consequently will not be treated as a corporation, for U.S. Federal income tax purposes. Issuer, by entering into this Agreement, and each Noteholder, by its acceptance of its Note, agree to treat the Notes as indebtedness for purposes of Federal, state and local income and franchise taxes and any other taxes measured by or imposed on income. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. In accordance with the foregoing, Issuer agrees that it will report its income for purposes of Federal, state and local income or franchise taxes, and any other taxes measured by or imposed on income, on the basis that it is the owner of the Receivables.

ARTICLE VII. ISSUER

     SECTION 7.1 REPRESENTATIONS AND WARRANTIES OF ISSUER RELATING TO ISSUER AND THE TRANSACTION DOCUMENTS. On the date hereof and on the Issuance Date, Issuer hereby represents and warrants that:

     (a) ORGANIZATION AND GOOD STANDING. Issuer is a limited liability company formed and validly existing and in good standing under the laws of its jurisdiction of formation and has all necessary power and authority to acquire, own and transfer the Receivables and the other Collateral.

     (b) DUE QUALIFICATION. Issuer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires qualification, licenses or approvals and where the failure so to qualify, to obtain the licenses and approvals or to preserve and maintain the qualification, licenses or approvals has, or would have a substantial likelihood of having, a Material Adverse Effect.

     (c) POWER AND AUTHORITY. Issuer has all necessary limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

     (d) BINDING OBLIGATIONS. This Agreement constitutes, and each other Transaction Document to which Issuer is a party when executed and delivered will constitute, a legal, valid and binding obligation of Issuer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

     (e) AUTHORIZATION; NO CONFLICT OR VIOLATION. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to be signed by Issuer and the fulfillment of the terms hereof and thereof have been duly authorized by all necessary action and will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) its certificate of formation or limited liability company operating agreement or (B) any indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which Issuer is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement and the other Transaction Documents, or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties, which conflict, violation, breach, default or Adverse Claim, individually or in the aggregate, has, or would have a substantial likelihood of having, a Material Adverse Effect.

     (f) LITIGATION AND OTHER PROCEEDINGS. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of Issuer, threatened against it before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of CLAUSES (i) and (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the grant of a security interest in the Collateral to Trustee, the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeks any determination or ruling that would materially and adversely affect the performance by Issuer of its obligations under this Agreement or any other Transaction Document or the validity or enforceability of this Agreement or any other Transaction Document, (D) seeks to affect materially and adversely the income tax attributes of the transfer of the Receivables under the Purchase Agreement or the grant of a security interest in the Receivables hereunder under the United States Federal income tax system or any state income tax system or (E) individually or in the aggregate for all such actions, suits, proceedings and investigations has, or would have a reasonable likelihood of having, a Material Adverse Effect.

     (g) GOVERNMENTAL APPROVALS. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority that are required to be obtained by Issuer, and all notices to and filings with any Governmental Authority, that are required to be made by it, in the case of each of the foregoing in connection with the grant of a security interest in the Collateral to Trustee for the benefit of the Noteholders and the Indemnified Parties or the execution, delivery and performance by it of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, have been obtained or made and are in full force and effect, except where the failure to obtain or make any such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, does not, and would not reasonably be expected to have, a Material Adverse Effect.

     (h) OFFICES. Issuer's principal place of business and chief executive office is located at the address specified in SECTION 11.5. Issuer has not (i) changed (A) its name (except for the name change from BFP Receivables Corporation to Vertis Receivables, LLC), (B) the location of its chief executive office, (C) its form of organization (except for the conversion from a Delaware corporation to a Delaware limited liability company) or (D) its jurisdiction of organization, or (ii) transferred to, domesticated in or continued in any jurisdiction other than the State of Delaware.

     (i) ACCOUNT BANKS. The names and addresses of all the Account Banks are specified in SCHEDULE 1 or, after the Issuance Date, have been provided by Servicer to Trustee pursuant to

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

SECTION 3.3(c), and the account numbers of the Bank Accounts at such Account Banks are specified in SCHEDULE I or, after the Issuance Date, have been provided by Servicer to Trustee pursuant to SECTION 3.3(c). The Account Agreements to which Issuer is a party constitute the legal, valid and binding obligations of the parties thereto enforceable against such parties in accordance with their respective terms subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and general equitable principles.

     (j) INVESTMENT COMPANY ACT. Issuer is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

     The representations and warranties set forth in this Section shall survive the grant of a security interest in the Collateral to Trustee. Upon discovery by Issuer, Servicer or Trustee of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give written notice to the other parties to this Agreement within three Business Days following the discovery; PROVIDED, HOWEVER, that if such breach arises from a Seller's failure to perform its obligations under the Purchase Agreement and such failure is of the type that may be cured by settlement of a Seller Non-Complying Receivables Adjustment or Seller Dilution Adjustment under Sections 3.1 and 3.5 of the Purchase Agreement, and such settlement shall have (in fact) been made, then no breach shall be deemed to have occurred under this Agreement. Trustee's obligations in respect of discovering any breach are limited as provided in
SECTION 11.2(g).

     SECTION 7.2 COVENANTS OF ISSUER. So long as any Notes remain outstanding (other than any Notes payment for which has been duly provided for in accordance with this Agreement), Issuer shall:

     (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including those relating to the Receivables, the Related Pledged Assets, the funds in the Transaction Accounts and the related Contracts and any other agreements related thereto), in each case to the extent the failure to comply, individually or in the aggregate for all such failures, would have a substantial likelihood of having a Material Adverse Effect.

     (b) PRESERVATION OF LIMITED LIABILITY COMPANY EXISTENCE. Preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a substantial likelihood of having a Material Adverse Effect.

     (c) LOCATION OF OFFICES. Keep its principal place of business and chief executive office at the address referred to in SECTION 7.1(h) and maintain its jurisdiction of organization as Delaware or, upon not less than 30 days' (or such shorter number of days as is acceptable to Servicer and Trustee) prior written notice given by Issuer to Servicer and Trustee, Issuer may (i) change the location of its principal place of business and chief executive office or its jurisdiction of organization from Delaware or (ii) change its name, identity or limited liability company structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral provided that it shall have delivered to Trustee all Uniform Commercial Code financing statements and amendments and taken all other actions as are necessary (or as are reasonably requested by Trustee) to continue the perfection and priority of Trustee's interest in the Collateral. Issuer will at all times maintain its chief executive offices within the United States of America.

     (d) REPORTING REQUIREMENTS OF ISSUER. Furnish to Trustee, the Noteholders and the Rating Agencies:

          (i) EVENTS OF DEFAULT. As soon as possible, and in any event within five Business Days after an Authorized Officer of Issuer has obtained knowledge of the occurrence of any Event of Default or any Unmatured Event of Default, a written statement of an Authorized Officer of Issuer describing the event and the action that Issuer proposes to take with respect thereto, in each case in reasonable detail,

          (ii) MATERIAL ADVERSE EFFECT. As soon as possible and in any event within five Business Days after an Authorized Officer of Issuer has knowledge thereof, written notice that describes in reasonable detail any Adverse Claim, other than any Permitted Adverse Claim, against the Collateral or any other event or occurrence that, individually or in the aggregate for all such events or occurrences, has, or would have a substantial likelihood of having, in the reasonable, good faith judgment of Issuer, a Material Adverse Effect,

          (iii) PROCEEDINGS. As soon as possible and in any event within five Business Days after an Authorized Officer of Issuer has knowledge thereof, written notice of (A) any litigation, investigation or proceeding of the type described in SECTION 7.1(f) not previously disclosed to Trustee and
     (B) any material adverse development that has occurred with respect to any such previously disclosed litigation, investigation or proceeding,

          (iv) OTHER. Promptly, from time to time, any other information, documents, records or reports respecting the Receivables or the Related Pledged Assets or any other information respecting the condition or operations, financial or otherwise, of Issuer, in each case as Trustee may from time to time reasonably request in order to protect the interests of Trustee or the Noteholders under or as contemplated by this Agreement.

     (e) ADVERSE CLAIMS. Except for any conveyances under the Transaction Documents, not permit to exist any Adverse Claim (other than Permitted Adverse Claims) to or in favor of any Person upon or with respect to, or cause to be filed any financing statement or equivalent document relating to perfection that covers, the Collateral or any part thereof or any interest therein. Issuer shall defend the right, title and interest of Trustee in, to and under the Collateral, whether now existing or hereafter created, against all claims of third parties claiming through or under Issuer.

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

     (f) EXTENSION OR AMENDMENT OF RECEIVABLES; CHANGE IN CREDIT AND COLLECTION POLICY OR CONTRACTS. Not (i) extend, amend or otherwise modify the terms of any Receivable or Contract (except as permitted by the Credit and Collection Policy) in a manner that would have a material adverse effect on the Noteholders, or
(ii) permit any Seller to make any change in its Credit and Collection Policy that would have a material adverse effect on the Noteholders; PROVIDED that Issuer or Servicer, as applicable, may change the terms and provisions of the Credit and Collection Policy if (A) with respect to any material change of collection policies, the Modification Condition is satisfied with respect thereto, (B) with respect to any material change of collection procedures, no material adverse effect on any Note would result, and (C) with respect to any material change in accounting policies relating to Write-Offs, the change is made in accordance with GAAP.

     (g) MERGERS, ACQUISITIONS, SALES, ETC. Not:

          (i) except pursuant to the Transaction Documents (A) be a party to any merger or consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or
     (B) directly or indirectly, sell, transfer, assign, convey or lease, whether in one transaction or in a series of transactions, all or substantially all of its assets, or sell or assign with or without recourse any Receivables or Related Pledged Assets (other than pursuant hereto) unless:

                    (w)(1) the entity formed by the consolidation or into which
               Issuer is merged or the Person that acquires by conveyance or transfer the properties and assets of Issuer substantially as an entirety shall be, if Issuer is not the surviving entity, organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, and shall expressly assume, by an agreement supplemental hereto, executed and delivered to Trustee, in form satisfactory to Trustee, the performance of every covenant and obligation of Issuer hereunder, including its obligations under SECTION 7.3, and (2) Issuer has delivered to Trustee an Officer's Certificate stating that the consolidation, merger, conveyance or transfer and the supplemental agreement comply with this Section and an Opinion of Counsel stating that the supplemental agreement is a valid and binding obligation of the surviving entity enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and

                    (x) such consolidation, merger, conveyance or transfer shall have been approved by the Required Holders, and

                    (y) the Modification Condition shall have been satisfied
               with respect to the consolidation, merger, conveyance or transfer, and Issuer's independent manager shall have approved such consolidation, merger, conveyance or transfer, and

                    (z) Issuer shall have delivered to Trustee and each Rating
               Agency (i) a Tax Opinion, (ii) a bring down letter stating that such consolidation, merger, conveyance or transfer will not adversely affect the conclusions set forth in the true sale opinion delivered on the Issuance Date, and (iii) a bring down letter stating that such consolidation, merger, conveyance or transfer will not adversely affect the conclusions set forth in the non-consolidation opinion delivered on the Issuance Date, each dated the date of the consolidation, merger, conveyance or transfer, with respect thereto, or

          (ii) except as contemplated in the Purchase Agreement in connection with Issuer's purchases of Receivables and Related Assets from the Sellers,
     (A) make, incur or suffer to exist an investment in, equity contribution to, or payment obligation in respect of the deferred purchase price of property or services from, any Person, or (B) declare or pay any dividends on its capital stock or make any loan or advance to any Person other than for reasonable and customary operating expenses provided that notwithstanding (A) or (B), (I) Issuer may make payments in respect of its obligations under the Buyer Notes in accordance with their terms and (II) at any time when the Issuer Net Worth shall be at least $26,000,000, Issuer shall be permitted to declare and pay dividends on its capital stock and make loans and/or suffer to exist an investment in Vertis.

     (h) CHANGE IN NAME. Not change its limited liability company name or the name under or by which it does business, or the jurisdiction of its formation, or its form of organization, or permit any Seller to change its corporate name or the name under or by which it does business, or the jurisdiction of its formation, or its form of organization unless prior to the change in name, Issuer shall have filed (or shall have caused to be filed) any financing statements or amendments as Servicer or Trustee determines may be necessary to continue the perfection of Issuer's and Trustee's interest in the Collateral and the proceeds thereof.

     (i) AMENDMENT OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT; CHANGE IN BUSINESS. Not amend any of Section 1.2, 1.4, 1.6, 2.1, 2.2, 2.3, 2.6, 3.1.B,
4.1.A, 4.3, 5.1, 6.1, 8.4, and 8.6 nor any of the provisions of Article IX of its limited liability company operating agreement, or engage in any business other than as contemplated by the Transaction Documents, unless the Modification Condition has been satisfied in connection with the amendment or change in Issuer's business.

     (j) AMENDMENTS TO PURCHASE AGREEMENT. Except as expressly provided otherwise in this Agreement, make no amendment to the Purchase Agreement except in compliance with Section 10.1 of the Purchase Agreement.

     (k) ENFORCEMENT OF PURCHASE AGREEMENT. Perform all its obligations under and otherwise comply with the Purchase Agreement in all material respects and, if requested by Trustee, enforce, for the benefit of the Noteholders and the Indemnified Parties, the covenants and agreements of any Seller in the Purchase Agreement.

     (l) OTHER INDEBTEDNESS. Not (i) create, incur or permit to exist any Indebtedness, Guaranty or liability or (ii) cause or permit to be issued for its account any letters of credit or bankers' acceptances, except for (A) Indebtedness incurred pursuant to the Buyer Notes, (B) other liabilities specifically permitted to be created, incurred or owed by Issuer pursuant to or in connection with the Transaction Documents, and (C) liabilities for reasonable and customary operating expenses in an aggregate amount that do not exceed $15,000 in any of its fiscal quarters.

     (m) SEPARATE EXISTENCE. Hereby acknowledge that Trustee and the Noteholders are, and will be, entering into the transactions contemplated by the Transaction Documents in reliance upon Issuer's identity as a legal entity separate from each Seller, Servicer and any other Person. Therefore, from and after the date of the Original Agreement, Issuer has taken and shall take all reasonable steps to maintain its existence as a limited liability company separate and apart from Servicer, each Seller and any other Vertis Person. Without limiting the generality of the foregoing, Issuer shall take such actions as shall be reasonably required in order that:

          (i) Issuer will not incur any material indirect or overhead expenses for items shared between Issuer and any Vertis Person that are not reflected in the Servicing Fee, other than shared items of expenses not reflected in the Servicing Fee, such as legal, auditing and other professional services, that will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered, it being understood that any Vertis Person will pay all expenses owing by Issuer or any Vertis Person relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including, without limitation, legal, commitment, agency and other fees.

          (ii) Issuer will account for and manage its liabilities separately from those of every other Vertis Person, including payment of all payroll administrative expenses and taxes (other than taxes that are determined or required to be determined on a consolidated or combined basis) from its own assets.

          (iii) Issuer will conduct its business at an office segregated from the offices of each Vertis Person, which office of Issuer may consist of office space shared with a Vertis Person, a portion of which is allocated solely to Issuer.

          (iv) Issuer will maintain company records, books of account and stationery separate from those of every Vertis Person.

          (v) Any annual financial statements of any Vertis Person that are made publicly available and which are consolidated to include Issuer will contain footnotes stating that Vertis and certain Subsidiaries of Vertis have sold Receivables and indicating that the assets of Issuer will not be available to Vertis or such Subsidiaries unless the Secured Obligations have been paid in full.

          (vi) Issuer's assets will be maintained in a manner that facilitates their identification and segregation from those of any Vertis Person.

          (vii) Issuer shall not, directly or indirectly, be named and shall not enter into an agreement to be named as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of a Vertis Person.

          (viii) Any transaction between Issuer and any Vertis Person will be the type of transaction which would be entered into by a prudent Person in the position of Issuer with a Vertis Person, and will be on terms that are at least as favorable as may be obtained from a Person that is not a Vertis Person (it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause).

          (ix) Neither Issuer, on the one hand, nor any Vertis Person, on the other hand, will be or will hold itself out to be responsible for the debts of the other.

          (x) Issuer will operate, conduct its business and otherwise act in a manner which is consistent with the factual assumptions in each of the opinions of Piper Rudnick LLP dated the date hereof regarding certain substantive consolidation and true sale issues.

     (n) TAXES. File or cause to be filed, and cause each Person with whom it shares consolidated tax liability to file, all Federal, state and local tax returns that are required to be filed by it, except where the failure to file such returns do not, and would not have a substantial likelihood of having, a Material Adverse Effect, and pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which Issuer shall have set aside adequate reserves on its books in accordance with GAAP and which proceedings have not had, and would not have a reasonable likelihood of having, a Material Adverse Effect.

     (o) PERFECTION COVENANTS. Issuer shall comply with its covenants set forth in Schedule II hereto.

     The covenants set forth in this Section shall survive the grant of a security interest in the Collateral to Trustee. Upon discovery by Issuer, Servicer or Trustee of a breach of any of the foregoing covenants, the party discovering the breach shall give written notice to the other parties to this Agreement within three Business Days following such discovery; PROVIDED, HOWEVER that if such breach arises from a Seller's failure to perform its obligations under the Purchase Agreement and such failure is of the type that may be cured by settlement of a Seller Non-Complying Receivables Adjustment or Seller Dilution Adjustment under Sections 3.1 and 3.5 of the Purchase Agreement, and such settlement shall have (in fact) been made, then no breach shall be deemed to have occurred under this Agreement. Trustee's obligations in respect of discovering any breach are limited as provided in SECTION 11.2(g).

     SECTION 7.3 INDEMNIFICATION BY ISSUER. Issuer hereby agrees to indemnify Trustee, each Noteholder, each Affected Party and each of the successors, permitted transferees and assigns of any such Person and all officers, directors, shareholders, controlling Persons, employees, affiliates and agents of any of the foregoing (each of the foregoing Persons individually being called an "INDEMNIFIED PARTY"), forthwith on demand, from and against any

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and all damages, losses, claims (whether on account of settlement or otherwise, and whether or not the relevant Indemnified Party is a party to any action or proceeding that gives rise to any Indemnified Losses (as defined below)), judgments, liabilities and related reasonable costs and expenses (including reasonable attorneys' fees and disbursements) (all of the foregoing collectively being called "INDEMNIFIED LOSSES") awarded against or incurred by any of them that arise out of or relate to Issuer's performance of, or failure to perform, any of its obligations under or in connection with any Transaction Document.

     Notwithstanding the foregoing, in no event shall any Indemnified Party be indemnified against any Indemnified Losses (a) resulting from gross negligence or willful misconduct on the part of such Indemnified Party (or the gross negligence or willful misconduct on the part of any of its officers, directors, employees, affiliates or agents), (b) to the extent they include Indemnified Losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to Issuer for the amount of any Receivable or Related Pledged Asset not paid by the related Obligor, (c) to the extent they are or result from lost profits, (d) to the extent they are or result from taxes (including interest and penalties thereon) asserted with respect to (i) franchise or withholding taxes imposed on any Indemnified Party other than Trustee in its capacity as Trustee or (ii) federal or other income taxes on or measured by the net income of the Indemnified Party and costs and expenses in defending against the same, or (e) to the extent that they constitute consequential, special or punitive damages.

     If for any reason the indemnification provided in this Section is unavailable to an Indemnified Party or is insufficient to hold it harmless, then Issuer shall contribute to the amount paid by the Indemnified Party as a result of any loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party on the one hand and Issuer on the other hand, but also the relative fault of the Indemnified Party (if any) and Issuer and any other relevant equitable consideration.

     Notwithstanding any provisions contained in any Transaction Document to the contrary, Issuer shall not, and shall not be obligated to, pay any amount pursuant to this SECTION 7.3 unless funds are allocated for such payment pursuant to the provisions hereof governing the allocation of funds in the Master Collection Account. Any amount which Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or obligation of Issuer for any such insufficiency.

     SECTION 7.4 INDEMNITY FOR RESERVES AND EXPENSES. (a) If after the date hereof, the adoption of any Governmental Rule or bank regulatory guideline or any amendment or change in the interpretation of any existing or future Governmental Rule or bank regulatory guideline by any Governmental Authority charged with the administration, interpretation or application thereof, or the compliance with any directive of any Governmental Authority:

          (i) shall impose, modify or deem applicable any reserve, capital, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London

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     interbank market any other condition affecting the Collateral, the
     Transaction Documents, the Notes or payments of amounts due under the Transaction Documents; or

          (ii) imposes upon any Indemnified Party any other cost or expense (including, without limitation, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing if such a contest is requested by the Issuer) with respect to the Collateral, the Transaction Documents, the Notes or payments of amounts due hereunder;

and the result of any of the foregoing is to increase the cost or reduce the payments to such Indemnified Party with respect to the Collateral, the Transaction Documents, the Notes or payments of amounts due under the Transaction Documents, by a material amount, then the Issuer agrees to pay such Indemnified Party, on the Payment Date which is at least 10 days after demand by such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party for such increased cost or reduced payments.

     (b) If any Indemnified Party shall have determined that, after the date hereof, the adoption of any applicable law or regulatory guideline regarding capital adequacy or consolidation of assets, or any change therein, or any change in the interpretation thereof by any Governmental Authority, or any directive regarding capital adequacy or consolidation of assets of any such Governmental Authority, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's investment in the Notes or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount that is material, then from time to time, the Issuer agrees to pay such Indemnified Party, on the Payment Date which is at least 10 days after demand by any such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

     (c) Any Indemnified Party who makes a demand for payment of increased costs or capital pursuant to SECTION 7.4(a) or (b) shall promptly deliver to the Issuer a certificate setting forth in reasonable detail the computation of such increased costs or capital and specifying the basis therefor. In the absence of demonstrable error, such certificate shall be conclusive and binding for all purposes. The amount demanded shall not relate to any period that is earlier than the ninetieth day prior to the date of such demand. Each Indemnified Party shall use reasonable efforts to mitigate the effect upon the Issuer of any such increased costs or capital requirements; PROVIDED, it shall not be obligated to take any action that it determines would be disadvantageous to it or inconsistent with its policies.

     (d) Notwithstanding the foregoing, the Issuer shall not be obligated to pay any amount under this SECTION 7.4 unless and until the Issuer has funds available to pay any such amount in accordance with SECTION 4.2. Any such amount that the Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of Title 11 of the United States Code, as amended) against or obligation of the Issuer for any such insufficiency unless and until the Issuer has funds available to pay any such amount.

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ARTICLE VIII. SERVICER

     SECTION 8.1 REPRESENTATIONS AND WARRANTIES OF SERVICER. On the date hereof and on the Issuance Date, Servicer hereby makes, and any Successor Servicer also shall be deemed to make by its acceptance of its appointment hereunder, the following representations and warranties for the benefit of Trustee and the
Noteholders:

     (a) ORGANIZATION AND GOOD STANDING. Servicer is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to own its properties and to conduct its business as the properties presently are owned and as the business presently is conducted.

     (b) DUE QUALIFICATION. Servicer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the servicing of the Receivables and the Related Pledged Assets as required by this Agreement requires qualification, licenses or approvals and where the failure so to qualify, to obtain the licenses and approvals or to preserve and maintain the qualification, licenses or approvals has, or would have a substantial likelihood of having, a material adverse effect on its ability to perform its obligations as Servicer under this Agreement or a Material Adverse Effect.

     (c) POWER AND AUTHORITY. Servicer has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

     (d) BINDING OBLIGATIONS. This Agreement constitutes, and each other Transaction Document to which Servicer is a party when executed and delivered will constitute, a legal, valid and binding obligation of Servicer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

     (e) AUTHORIZATION; NO CONFLICT OR VIOLATION. The execution and delivery by Servicer of this Agreement and the other Transaction Documents to which it is a party, the performance by it of its obligations hereunder and thereunder and the fulfillment by it of the terms hereof and thereof that are applicable to it have been duly authorized by all necessary action and will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under,
(A) its Certificate of Incorporation or Bylaws or (B) any indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it or any of its properties is bound (excluding any such agreement that is terminated on or before the Issuance Date or under which Servicer has all necessary consents or (ii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties, which conflict, violation, breach or default, individually or in the aggregate, has, or would have a substantial likelihood of having, a Material Adverse Effect.

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     (f) GOVERNMENTAL APPROVALS. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority that are required to be obtained by Servicer, and all notices to and filings with any Governmental Authority that are required to be made by it, in the case of each of the foregoing in connection with the execution, delivery and performance by it of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect (other than the filing of the UCC financing statements referred to in SECTION 2.3(a)(i)(A) AND SCHEDULE II, all of which, at the time required in SECTION 2.3(a)(i)(A) AND SCHEDULE II, will be duly made), except where the failure to obtain or make such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, does not, or would not reasonably be expected to have a Material Adverse Effect.

     (g) LITIGATION AND OTHER PROCEEDINGS. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of Servicer, threatened against it before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of CLAUSES (I) and (II), (A) seeks to affect adversely the income tax attributes of the transfers hereunder or Issuer under the United States federal income tax system or any state income tax system or has, or (B) individually or in the aggregate for all such actions, suits, proceedings and investigations would have, a substantial likelihood of having, a Material Adverse Effect.

     The representations and warranties set forth in this Section shall survive the grant of a security interest in the Collateral to Trustee. Upon discovery by Issuer, Servicer or Trustee of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give written notice to the other parties to this Agreement within three Business Days following the discovery. Trustee's obligations in respect of discovering any breach are limited as provided in SECTION 11.2(g).

     SECTION 8.2 COVENANTS OF SERVICER. So long as any Notes remain outstanding (other than any Notes payment in full for which has been duly provided for in accordance with this Agreement), Servicer shall:

     (a) COMPLIANCE WITH LAWS, ETC. Maintain in effect all qualifications required under applicable law in order to service properly the Receivables and the Related Pledged Assets and shall comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders, in each case to the extent the failure to comply, individually or in the aggregate for all such failures, has, or would have a substantial likelihood of having, a Material Adverse Effect.

     (b) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has, or would have a substantial likelihood of having, a Material Adverse Effect.

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     (c) NOTICE. As soon as possible (and in any event within five Business Days after an Authorized Officer has knowledge thereof), furnish to Issuer, Trustee, the Noteholders and the Rating Agencies notice of any of the events described in CLAUSES (i), (ii) and (iii) of SECTION 7.2(d).

     (d) LOCATION OF OFFICES. Maintain at all times its chief executive offices within the United States of America.

     (e) PERFECTION COVENANTS. Servicer shall comply with its covenants set forth in Schedule II hereto.

The covenants set forth in this Section shall survive the grant of a security interest in the Collateral to Trustee. Upon discovery by Issuer, Servicer or Trustee of a breach of any of the foregoing covenants, the party discovering the breach shall give written notice to the other parties to this Agreement within three Business Days following the discovery. Trustee's obligations in respect of discovering any breach are limited as provided in SECTION 11.2(g).

     SECTION 8.3 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SERVICER. Servicer shall not consolidate with or merge into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person, unless (a) Servicer is the surviving entity or, if it is not the surviving entity, the Person formed by the consolidation or into which Servicer is merged or the Person that acquires by conveyance, transfer or sale all or substantially all of the properties and assets of Servicer shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and such corporation shall expressly assume, by an agreement supplemental hereto, executed and delivered to Trustee and in form and substance satisfactory to Trustee, the performance of every covenant and obligation of Servicer hereunder and under the other Transaction Documents to which Servicer is a party, and (b) Servicer shall have delivered to Trustee an Officer's Certificate stating that the consolidation, merger, conveyance, transfer or sale and the supplemental agreement comply with this Section and an Opinion of Counsel stating that the supplemental agreement is a valid and binding obligation of the surviving entity enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

     SECTION 8.4 INDEMNIFICATION BY SERVICER. Servicer hereby agrees to indemnify each Indemnified Party forthwith on demand from and against any and all Indemnified Losses awarded against or incurred by any of them that arise out of or relate to Servicer's performance of, or failure to perform, any of its obligations under or in connection with any Transaction Document.

     Notwithstanding the foregoing, in no event shall any Indemnified Party be indemnified against any Indemnified Losses (a) resulting from gross negligence or willful misconduct on the part of such Indemnified Party (or the gross negligence or willful misconduct on the part of any of its officers, directors, employees, affiliates or agents), (b) to the extent they include Indemnified Losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to Servicer for the amount of any Receivable or Related Pledged Asset not paid

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by the related Obligor, (c) to the extent they are or result from lost profits,
(d) to the extent they are or result from taxes (including interest and penalties thereon) asserted with respect to (i) franchise or withholding taxes imposed on any Indemnified Party other than the Trustee in its capacity as Trustee or (ii) federal or other income taxes on or measured by the net income of the Indemnified Party and costs and expenses in defending against the same, or (e) to the extent that they constitute consequential, special or punitive damages.

     If for any reason the indemnification provided in this Section is unavailable to an Indemnified Party or is insufficient to hold it harmless, then Servicer shall contribute to the amount paid by the Indemnified Party as a result of any loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party on the one hand and Servicer on the other hand, but also the relative fault of the Indemnified Party (if any) and Servicer and any other relevant equitable consideration.

     SECTION 8.5 SERVICER LIABILITY. Servicer shall be liable in accordance with this Agreement only to the extent of the obligations specifically undertaken by Servicer in such capacity herein and as set forth herein.

     SECTION 8.6 LIMITATION ON LIABILITY OF SERVICER AND OTHERS. No recourse under or upon any obligation or covenant of this Agreement, any Note or any other Transaction Document, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of Servicer or of any successor corporation, either directly or through Servicer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement, all other relevant Transaction Documents and the obligations incurred hereunder or thereunder are solely corporate obligations, and that no such personal liability whatsoever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of Servicer or of any successor corporation, or any of them, by reason of the obligations, covenants or agreements contained in this Agreement, any of the Notes or any other Transaction Documents, or implied therefrom; and that any and all such personal liability of, either at common law or in equity or by constitution or statute, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations or covenants contained in this Agreement, any of the Notes or any other Transaction Documents, or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement. Servicer and any director, officer, employee or agent of Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person (other than by an Affiliate of Servicer) respecting any matters arising hereunder. Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement that in its reasonable opinion may involve it in any expense or liability.

     SECTION 8.7 ACTIONS BY SERVICER. Servicer may, in its sole discretion, undertake any legal action relating to the servicing, collection or administration of Receivables and Related Pledged Assets that it may reasonably deem necessary or appropriate for the benefit of the Noteholders and the Indemnified Party with respect to this Agreement and the rights and duties

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of the parties hereto and the interests of the Noteholders and the Indemnified
Party hereunder, provided that such action is in compliance with all applicable laws and regulations and is in accordance with the servicing standards set forth herein.

ARTICLE IX. EVENTS OF DEFAULT; TERMINATION BY SELLERS

     SECTION 9.1 EVENTS OF DEFAULT. Each of the following shall constitute an "EVENT OF DEFAULT":

     (a) any of the following shall occur:

          (i) failure on the part of Issuer or Servicer to make any payment of the principal amount of any Note when due, or to make any deposit required by the terms of any Transaction Document within one Business Day after the date the deposit is required to be made, or to make any payment of any interest on the Notes or any other payment required by the terms of any Transaction Document on or before three Business Days after the date such payment is required to be made; or

          (ii) failure on the part of Servicer to deliver a Daily Report within the time period required under SECTION 3.5(c) and continuance of such failure for five Business Days; PROVIDED that if Servicer shall have estimated the Base Amount in the Daily Report for one or more days due to adverse circumstances beyond its control (as described in, and subject to the limitations in, such SECTION 3.5(c)), then the five day grace period specified in this CLAUSE (ii) shall be reduced by the number of days on which the Base Amount was estimated (or, if such number of days exceeds five, shall be reduced to zero); or

          (iii) failure on the part of Servicer to deliver a Monthly Report within the time required under SECTION 3.5(d), and continuance of such failure for three Business Days; or

          (iv) failure on the part of Issuer, Guarantor, Servicer or any Seller duly to observe or perform any covenant or agreement set forth in any Transaction Document, which failure continues unremedied for a period of 30 days after the date on which written notice of the failure, requiring the same to be remedied, shall have been given to Issuer by Trustee or to Issuer and Trustee by any Holder; or

          (v) Guarantor gives notice of termination of the Seller Guaranty;

     (b) any representation or warranty made by a Seller in SUBSECTION 5.1(d), 5.1(k), 5.1(n), 5.1(o) or 5.1(q) of the Purchase Agreement or by Issuer in SUBSECTION 2.3(a)(i), 2.3(a)(iii) or 7.1(i) shall prove to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of five Business Days after the date on which written notice of the breach, requiring the same to be remedied, shall have been given to Issuer by Trustee or to Issuer and Trustee by any Holder, or any other representation or warranty made by Issuer, Servicer, Guarantor or any Seller in any Transaction Document shall prove to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of the breach, requiring the same to be remedied, shall have been given to Issuer by Trustee, or Issuer and to Trustee by any Holder; PROVIDED that a mistake in the representation of a Receivable as an Eligible Receivable

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shall not constitute an Event of Default unless and until the applicable Seller has failed to make the cash payments (if any) owed under SECTION 3.1 of the Purchase Agreement in respect of the misrepresentation (it being understood that certain of such mistakes may result in a non-cash adjustment under the Purchase Agreement);

     (c) a Bankruptcy Event shall occur with respect to Issuer, Servicer, Guarantor or any Seller, or Issuer shall become unable, for any reason, to grant a valid security interest in any Collateral to Trustee in accordance with the provisions of the Purchase Agreement and this Agreement; PROVIDED that if, at the time any event that would, with the passage of time, become a Bankruptcy Event occurs as a result of a bankruptcy proceeding being filed against Issuer or any Seller, then, on and after the day on which the bankruptcy proceeding is filed until the earlier to occur of the dismissal of the proceeding and the commencement of the Early Amortization Period, Issuer shall not purchase Receivables and Related Assets (i) in the case of a Bankruptcy Event relating to Issuer, from any Seller and (ii) in the case of a Bankruptcy Event relating to any Seller, from the affected Seller;

     (d) Issuer shall be required to be registered as an "investment company" under and within the meaning of the Investment Company Act of 1940, as amended;

     (e) the Net Principal Amount exceeds the Base Amount for a period of five or more consecutive Business Days;

     (f) a Servicer Default shall have occurred and shall not have been remedied;

     (g) Vertis shall cease to own, directly or indirectly, 100% of the issued and outstanding membership interests of Issuer;

     (h) the Internal Revenue Service or the PBGC files one or more Tax or ERISA Liens against the assets (including Receivables) of Issuer or any Seller;

     (i) the cessation of, or the failure to create, a valid perfected security interest in favor of Trustee in the Collateral (subject only to Permitted Adverse Claims), including the rights of Issuer under the Purchase Agreement;

     (j) the Principal Amount is not paid in full on the Expected Final Payment Date;

     (k) any foreclosure or similar proceeding in respect of any adverse claim on any Buyer Note or Issuer's membership interests shall have been commenced; or title to any Buyer Note or Issuer's membership interests shall pass to the holders of such adverse claim, it being understood that the grant of a security interest in the membership interests of Issuer or a Buyer Note to a creditor of a Seller shall not be an Event of Default; or

     (l) the failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Material Indebtedness of Vertis Holdings, Inc. or any of its Subsidiaries or of any Seller, or the acceleration of the final stated maturity of any such Material Indebtedness.

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     SECTION 9.2 EARLY AMORTIZATION PERIOD . Upon the occurrence and during the continuance of any Event of Default described in SUBSECTION 9.1(c), (d), (i),
(j) OR (k), the outstanding Notes shall be automatically accelerated, the outstanding principal balance thereof shall be immediately due and payable and an Early Amortization Period shall commence without any notice or other action on the part of Trustee or the Holders, immediately upon the occurrence of such Event of Default. Upon the occurrence and during the continuance of any Event of Default described in SUBSECTION 9.1(l) that has not been waived by the Specified Holders in accordance with SECTION 13.1(b) of the Indenture by the expiration of the related Suspension Period, the Outstanding Notes shall be automatically accelerated, the outstanding principal balance thereof shall be immediately due and payable and an Early Amortization Period shall commence without any notice or other action on the part of Trustee or the Holders, immediately upon the expiration of the related Suspension Period. On the tenth day after Issuer receives notice or otherwise becomes aware of the occurrence of any Event of Default described in SUBSECTION 9.1(a), (e) or (h) the outstanding Notes shall be automatically accelerated, the outstanding principal balance thereof shall be immediately due and payable and an Early Amortization Period shall commence without any notice or other action on the part of Trustee or the Holders, unless waived by the Required Holders or, in the case of SUBSECTION 9.1(a), (e) or (h), is otherwise cured prior to such tenth day. Upon the occurrence and continuance of any Event of Default described in any subsection of 9.1 (including SUBSECTION 9.1(a), (e) or (h), but excluding SUBSECTION 9.1 (c), (d), (i), (j) or (k)), after the applicable grace period, if any, set forth in such subsection, if so directed by the Specified Holders, Trustee shall by notice then given in writing to Issuer and Servicer, declare that the outstanding Notes have been accelerated, the outstanding principal balance thereof is now due and payable and an Early Amortization Period has commenced as of the date of Issuer's receipt of the notice.

     SECTION 9.3 REMEDIES. Upon the occurrence of an Event of Default, Trustee shall have, in addition to all other rights and remedies available to Trustee under this Agreement or otherwise, (a) the right to apply Collections to the payment of the obligations of Issuer and Servicer under the Transaction Documents, as provided herein, and (b) all rights and remedies provided under the Uniform Commercial Code and all other applicable laws, which rights, in the case of each and all of the foregoing, shall be cumulative. Trustee shall exercise the rights at the direction of the Noteholders pursuant to (and subject to the limitations specified in) SECTION 11.13.

     SECTION 9.4 TERMINATION BY SELLERS. If all of the Sellers have notified Trustee in writing of their election to terminate their agreements to sell Receivables under the Purchase Agreement (as provided in Section 8.1 of the Purchase Agreement), (i) Trustee shall notify the Noteholders within five Business Days of its receipt of such notice and (ii) Issuer shall cause the Notes to be repaid out of Collections as early as is practicable in accordance with the terms hereof.

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ARTICLE X. SERVICER DEFAULTS

     SECTION 10.1 SERVICER DEFAULTS. Any of the following events shall constitute a "SERVICER DEFAULT":

     (a) any failure by Servicer in its capacity as Servicer to make any payment, transfer or deposit required by any Transaction Document to be made by it or to give instructions or to give notice to Trustee to make such payment, transfer or deposit, which failure continues unremedied for three Business Days,

     (b) except as set forth in the other paragraphs of this SECTION 10.1, failure on the part of Servicer in its capacity as Servicer duly to observe or perform in any material respect any other covenants or agreements of Servicer set forth in this Agreement or any other Transaction Document, which failure has a material adverse effect on the Holders and continues unremedied for a period of 30 days after the date on which written notice of the failure, requiring the same to be remedied, shall have been given to Servicer by Trustee, or to Servicer and Trustee by any Noteholder or, subject to the prior written approval of the Required Holders, Issuer,

     (c) Servicer shall assign its duties under this Agreement, except as permitted by SECTIONS 3.1(b) and 8.3,

     (d) any Daily Report or Monthly Report shall fail to have been correct in any material respect when made or delivered, or shall not have been delivered when required under the terms hereof, and in either case such condition continues unremedied for a period of three Business Days; or any other representation, warranty or certification made by Servicer in any Transaction Document or in any certificate or other document or instrument delivered pursuant to any Transaction Document shall fail to have been correct in any material respect when made or delivered, which failure has a materially adverse effect on the Noteholders and which materially adverse effect continues unremedied for a period of 15 Business Days after the date on which written notice of failure, requiring the same to be remedied, shall have been given to Servicer by Trustee or to Servicer and Trustee by any Noteholder or, subject to the prior written approval of the Required Holders, Issuer, or

     (e) any Bankruptcy Event shall occur with respect to Servicer.

In the event of any Servicer Default, so long as such Servicer Default shall not have been remedied, Issuer shall, at the direction of Trustee or the Required Holders, by notice then given in writing to Servicer (a "TERMINATION NOTICE"), terminate all (but not less than all) of the rights and obligations of Servicer as Servicer under this Agreement and in and to the Receivables, the Related Pledged Assets and the proceeds thereof.

     As soon as possible, and in any event within five Business Days, after an Authorized Officer of Servicer has obtained knowledge of the occurrence of any Servicer Default, Servicer shall furnish Issuer, Trustee and the Rating Agencies, and Trustee shall promptly furnish each Noteholder, notice of such Servicer Default.

     Notwithstanding the foregoing, a delay in or failure in performance referred to in SUBSECTION (a) for a period of ten Business Days after the applicable grace period, or in

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SUBSECTION (b) or (d) for a period of 30 Business Days after the applicable grace period, shall not constitute a Servicer Default if the delay or failure could not have been prevented by the exercise of reasonable diligence by Servicer and the delay or failure was caused by an act of God or the public enemy, riots, acts of war, acts of terrorism, epidemics, flood, embargoes, weather, landslides, fire, earthquakes or similar causes. The preceding sentence shall not relieve Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Transaction Documents, and Servicer shall promptly give Issuer and Trustee an Officer's Certificate notifying them of its failure or delay.

     SECTION 10.2 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) On and after Servicer's receipt of a Termination Notice pursuant to SECTION 10.1, Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by Issuer (acting upon the instruction of Trustee or the Required Holders) in writing or, if no such date is specified in the Termination Notice, or otherwise specified by Issuer (acting upon the instruction of Trustee or the Required Holders), until a date mutually agreed upon by Servicer and Issuer (acting upon the instruction of Trustee or the Required Holders). Issuer (acting upon the instruction of Trustee or the Required Holders) shall, as promptly as possible after the giving of a Termination Notice, nominate an Eligible Servicer as successor servicer (the "SUCCESSOR SERVICER"); PROVIDED that the Successor Servicer shall accept its appointment by a written assumption in a form acceptable to Issuer (acting upon instruction from Trustee). Any Person who is nominated to be a Successor Servicer shall accept its appointment by a written assumption in form and substance acceptable to Issuer (acting upon instruction from Trustee). In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when Servicer ceases to act as Servicer, Trustee without further action shall automatically be appointed the Successor Servicer. Trustee may delegate any of its servicing obligations to an affiliate or agent in accordance with SECTION 3.1(b). If Trustee is prohibited by applicable law from performing the duties of Servicer hereunder, Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer hereunder. Trustee shall give prompt notice to the Rating Agencies and each Noteholder upon the appointment of a Successor Servicer.

     (b) After Servicer's receipt of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by Issuer (acting upon the instruction of Trustee or the Required Holders) and shall have accepted the appointment pursuant to SUBSECTION (a), all authority and power of Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a "SERVICE TRANSFER"); and, without limitation, Trustee is hereby authorized and empowered to execute and deliver, on behalf of Servicer, as attorney-in-fact or otherwise, all documents and instruments, and to do and accomplish all other acts or things that Trustee reasonably determines are necessary or appropriate to effect the purposes of the Service Transfer. Upon the appointment of the Successor Servicer and its acceptance thereof, Servicer agrees that it will terminate its activities as Servicer hereunder in a manner that Trustee indicates will facilitate the transition of the performance of such activities to the Successor Servicer. Servicer agrees that it shall use reasonable efforts to assist the Successor Servicer in assuming the obligations to service and administer the Receivables and the Related Pledged Assets, on the terms and subject to the conditions set forth herein, and to effect the termination of the responsibilities and rights of Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of Servicer to service the Receivables and Related

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Pledged Assets provided for under this Agreement and all authority over all cash amounts that shall thereafter be received with respect to the Receivables or the Related Pledged Assets. Servicer shall, within five Business Days after the designation of a Successor Servicer, transfer its electronic records (and use its commercially reasonable best efforts to transfer any related software and software licenses, appropriately assigned and prepaid) relating to the Receivables, the related Contracts and the Related Pledged Assets to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables and the Related Pledged Assets in the manner and at such times as the Successor Servicer shall request. To the extent that compliance with this Section shall require Servicer to disclose to the Successor Servicer information of any kind that Servicer reasonably deems to be confidential, prior to the transfer contemplated by the preceding sentence the Successor Servicer shall be required to enter into such licensing and confidentiality agreements as Servicer shall reasonably deem necessary to protect its interest. All reasonable costs and expenses (including attorneys' fees and disbursements) incurred in connection with transferring the Receivables, the Related Pledged Assets and all related Records (including the related Contracts) to the Successor Servicer and amending this Agreement and the other Transaction Documents to reflect the succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer (or, if Trustee serves as Successor Servicer on an interim basis, the initial Servicer) within 15 days after presentation of reasonable documentation of the costs and expenses.

     (c) Upon its appointment and acceptance thereof, the Successor Servicer shall be the successor in all respects to Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities and duties relating thereto placed on Servicer by the terms and provisions hereof (and shall carry out such responsibilities and duties in accordance with standards of reasonable commercial prudence), and all references in this Agreement to Servicer shall be deemed to refer to the Successor Servicer.

     (d) All authority and power granted to Servicer or the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the obligations under this Agreement pursuant to SECTION 12.1, and shall pass to and be vested in Issuer and, without limitation, Issuer is hereby authorized and empowered, on and after the effective date of such termination, to execute and deliver, on behalf of Servicer or the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments and to do and accomplish all other acts or things that Issuer reasonably determines are necessary or appropriate to effect the purposes of such transfer of servicing rights. Servicer or Successor Servicer agrees to cooperate with Issuer in effecting the termination of the responsibilities and rights of Servicer or Successor Servicer to conduct servicing of the Receivables and the Related Pledged Assets. The Successor Servicer shall, within five Business Days after such termination, transfer its electronic records (and use its commercially reasonable best efforts to transfer any related software and software licenses assigned) relating to the Receivables and the Related Pledged Assets to Issuer in such electronic form as Issuer may reasonably request and shall transfer all other records, correspondence and documents relating to the Receivables and the Related Pledged Assets to Issuer in the manner and at such times as Issuer shall reasonably request. To the extent that compliance with this Section shall require the Successor Servicer to disclose to Issuer information of any kind that the Successor Servicer deems to be confidential, Issuer shall be required to enter into such

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customary licensing and confidentiality agreements as the Successor Servicer shall reasonably deem necessary to protect its interests. All reasonable costs and expenses (including attorneys' fees and disbursements) incurred by Trustee, in its capacity as Successor Servicer, in connection with the termination shall be paid by Issuer within 15 days after presentation of reasonable documentation of the costs and expenses.

     Notwithstanding any provisions contained in any Transaction Document to the contrary, Issuer shall not, and shall not be obligated to, pay any amount pursuant to this Section unless funds are allocated for such payment pursuant to the terms hereof. Any amount which Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or obligation of Issuer for any such insufficiency.

     SECTION 10.3 NOTIFICATION OF SERVICER DEFAULT; NOTIFICATION OF APPOINTMENT OF SUCCESSOR SERVICER. Within three Business Days after an Authorized Officer of Servicer becomes aware of any Servicer Default, Servicer shall give written notice thereof to Issuer, Trustee and the Rating Agencies, and Trustee shall, promptly upon receipt of the written notice, give notice to the Noteholders at their respective addresses appearing in the Note Register. Upon any termination or appointment of a Successor Servicer pursuant to this ARTICLE X, Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register and to the Rating Agencies.

     SECTION 10.4 WAIVER OF SERVICER DEFAULTS. The Required Holders or Issuer, acting at the direction of the Required Holders, may, on behalf of Issuer and all Holders, waive in writing any Servicer Default hereunder and its consequences. Upon any such waiver of a Servicer Default, such Servicer Default shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. Issuer shall provide prompt written notice to the Rating Agencies of any such waiver. No such waiver shall extend to any subsequent or other Servicer Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE XI. TRUSTEE

     SECTION 11.1 DUTIES OF TRUSTEE. (a) Trustee undertakes to perform the duties and only the duties as are specifically set forth in this Agreement. The provisions of this ARTICLE XI shall apply to Trustee solely in its capacity as Trustee, and not to Trustee in its capacity as Servicer if it is acting as Servicer. Following the occurrence of a Servicer Default of which a Responsible Officer has actual knowledge, Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; PROVIDED that if Trustee shall assume the duties of Servicer pursuant to SECTION 10.2, Trustee in performing the duties shall use the degree of skill and attention customarily exercised by a servicer with respect to trade receivables that it services for itself or others. Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of Issuer other than as expressly contemplated in, or incidental to the performance of its duties under, the Transaction Documents.

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

     (b) Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to Trustee that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are substantially in the form required by this Agreement. Trustee shall give written notice to the Person who furnished any item of the type listed in the preceding sentence of any lack of substantial conformity of any such item to the applicable requirements of this Agreement. In addition, Trustee shall give prompt written notice to the Noteholders of any lack of substantial conformity of any such instrument to the applicable requirements of this Agreement discovered by Trustee. During the first week of each year, Trustee shall provide the Rating Agencies with a certificate, signed by a Responsible Officer, to the effect that Trustee is not aware of any Event of Default (or, if it is aware of any Event of Default, specifying the nature of that event).

     (c) Subject to SUBSECTION (a), no provision of this Agreement shall be construed to relieve Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; PROVIDED that:

          (i) Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of Trustee, unless it shall be proved that Trustee was negligent in ascertaining the pertinent facts,

          (ii) Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction (as applicable) of the Required Holders, relating to the time, method and place of conducting any proceeding for any remedy available to Trustee, or exercising any trust or power conferred upon Trustee, under this Agreement,

          (iii) Trustee shall not be charged with knowledge of (A) any failure by Servicer to comply with the obligations of Servicer referred to in SUBSECTIONS (a), (b) or (c) of SECTION 10.1, (B) any breach of the representations and warranties of Issuer set forth in SECTION 2.3 or 7.1 or the representations and warranties of Servicer set forth in SECTION 8.1,
     (C) any breach of the covenants of Issuer set forth in SECTION 7.2 or the covenants of Servicer set forth in SECTION 8.2 or (d) the ownership of any Note for purposes of SECTION 6.5, in each case unless a Responsible Officer of Trustee obtains actual knowledge of the matter or Trustee receives written notice of the matter from Servicer or from any Holder,

          (iv) the duties and obligations of Trustee shall be determined solely by the express provisions of this Agreement, Trustee shall not be liable except for the performance of the duties and obligations that specifically shall be set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against Trustee and, in the absence of bad faith on the part of Trustee, Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions that are furnished to Trustee and that conform to the requirements of this Agreement, and

          (v) without limiting the generality of this Section or SECTION 11.2, Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement evidencing a security interest in

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

     the Receivables or the Related Pledged Assets, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof (except that Trustee (x) shall note in its records the date of filing of each UCC financing statement identified to it in writing as having been filed in connection with the Transaction Documents, or filed in connection with a predecessor receivables securitization and amended and/or assigned in connection with the Transaction Documents, and naming Trustee as secured party or assignee of the secured party and (y) shall, unless it shall have received an Opinion of Counsel to the effect that no such filing is necessary to continue the perfection of Issuer's or Trustee's interests in the Receivables and the Related Assets, cause continuation statements to be filed with respect to each such financing statement to continue the effectiveness of each such financing statement in accordance with applicable law, (B) to see to the payment or discharge of any tax, assessment, or other governmental charge or any Adverse Claim or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral, (C) except as set forth in PARAGRAPH (b) above, to confirm or verify the contents of any reports or certificates of Servicer delivered to Trustee pursuant to this Agreement that are believed by Trustee to be genuine and to have been signed or presented by the proper party or parties or (D) to ascertain or inquire as to the performance or observance of any of Issuer's or Servicer's representations, warranties or covenants or Servicer's duties and obligations as Servicer.

     (d) Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under the Transaction Documents hereunder or in the exercise of any of its rights or powers, if Trustee reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require Trustee to perform, or be responsible for the manner of performance of, any obligations of Servicer under this Agreement except during the time, if any, that Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, Servicer in accordance with the terms of this Agreement.

     (e) Except for actions expressly authorized by this Agreement, Trustee shall take no action reasonably likely to impair the security interests granted by Issuer hereunder in any Collateral now existing or hereafter created or to impair the value of any Collateral now existing or hereafter created.

     (f) Except to the extent expressly provided otherwise in this Agreement, Trustee shall have no power to vary the Collateral.

     (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day on which such obligation, duty or agreement is required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, Trustee shall be obligated, promptly upon its actual knowledge thereof, to perform the obligation, duty or agreement in the manner so required.

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     (h) Trustee:

          (i) shall at all times be a "participant" (as such term is defined in the Federal Book Entry Regulations) in the Federal Reserve System;

          (ii) shall, to the extent that any of the Transaction Accounts is a Securities Account, comply with all of the obligations of a Securities Intermediary under Article 8 of the UCC with respect thereto;

          (iii) shall treat each item of property, including funds received by it for deposit in or credit to a Transaction Account and each investment made by it pursuant to SECTION 4.3, as a Financial Asset; and

          (iv) shall not comply with the instructions, directions or "entitlement orders" (as such term is defined in Section 8-106 of Article 8 of the UCC) of any other Person and agrees that, absent an Event of Default, it will act in accordance with the directions of Issuer or Servicer made in accordance with SECTION 4.3.

     (i) Upon the reasonable request of S&P, Trustee shall promptly deliver to S&P any information that Trustee has received from Servicer.

     SECTION 11.2 CERTAIN MATTERS AFFECTING TRUSTEE. Except as otherwise provided in SECTION 11.1:

     (a) Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, opinion of counsel, certificate of auditors or any other certificate, statement, instrument, instruction, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document and any information contained therein believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties including, but not limited to, reports and records required by ARTICLE III,

     (b) Trustee may consult with counsel and any opinion of counsel rendered by counsel reasonably satisfactory to Issuer shall be full and complete authorization and protection in respect of any action taken or permitted or omitted by it hereunder in good faith and in accordance with such opinion of counsel,

     (c) Trustee (including in its role as Successor Servicer, if it ever acts in that capacity) shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation or other proceeding hereunder or in relation hereto, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Agreement, unless such Noteholders shall have offered to Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; PROVIDED that nothing contained herein shall relieve Trustee of the obligations, upon the occurrence and continuance of a Servicer Default that has not been cured, to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs,

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     (d) Trustee shall not be personally liable for any action taken, permitted or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement,

     (e) Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Required Holders; PROVIDED that if the payment within a reasonable time to Trustee of the costs, expenses, or liabilities likely to be incurred by it in connection with making such investigation shall be, in the opinion of Trustee, not reasonably assured to Trustee by the security afforded to it by the terms of this Agreement, Trustee may require reasonable indemnity against such cost, expense, or liability as a condition to proceeding with the investigation. The reasonable expense of every examination shall be paid by Servicer or, if paid by Trustee, shall be reimbursed by Servicer upon demand,

     (f) Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, representatives, attorneys or a custodian, and Trustee shall not be responsible for any misconduct or negligence on the part of any agent, representative, attorney or custodian appointed with due care by it hereunder,

     (g) except as may be required by SECTION 11.1(b) hereof, Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Collateral for the purpose of establishing the presence or absence of defects or for any other purpose,

     (h) whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to Trustee shall be subject to the provisions of this Section,

     (i) Trustee shall have no liability with respect to the acts or omissions of Servicer (except and to the extent Servicer is Trustee), including, but not limited to, acts or omissions in connection with: (A) the servicing, management or administration of the Receivables or the Related Pledged Assets, (B) calculations made by Servicer whether or not reported to Trustee, and (C) deposits into or withdrawals from any Bank Accounts or Transaction Accounts established pursuant to the terms of this Agreement, and

     (j) in the event that Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to Trustee pursuant to this ARTICLE XI shall also be afforded to Trustee acting as Paying Agent or as Transfer Agent and Registrar.

     SECTION 11.3 LIMITATION ON LIABILITY OF TRUSTEE. Trustee shall at no time have any responsibility or liability for or with respect to the correctness of the recitals contained herein or in the Notes (other than the certificate of authentication on the Notes). Except as set forth in SECTION 11.14, Trustee makes no representations as to the validity or sufficiency of this Agreement or the Notes (other than the certificate of authentication on the Notes) any other Transaction Document or any Collateral or related document. Trustee shall not be accountable for the use or application (i) by Issuer of any of the Notes or of the proceeds of such Notes, or (ii) for the use or application of any funds paid to Issuer or to Servicer (other than to Trustee in its

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capacity as Servicer) in respect of the Collateral or deposited by Servicer in or withdrawn by Servicer from the Bank Accounts, the Transaction Accounts or any other accounts hereafter established to effectuate the transactions contemplated herein or in the other Transaction Documents and in accordance with the terms hereof or thereof.

     Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, or enforceability of any ownership or security interest in any Collateral, or the perfection or priority of such a security interest or the maintenance of any such perfection or priority, or for the generation of the payments to be paid to Noteholders under this Agreement, including: (a) the existence and substance of any Collateral or any related Record or any computer or other record thereof, (b) the validity of the grant to Trustee of a security interest in the Collateral or of any preceding or intervening grant or transfer, (c) the performance or enforcement of any Collateral, (d) the compliance by Issuer or Servicer with any warranty or representation made under this Agreement or in any other Transaction Document and the accuracy of any such warranty or representation prior to Trustee's receipt of actual notice of any noncompliance therewith or any breach thereof,
(e) any investment of monies pursuant to SECTION 4.3 or any loss resulting therefrom, (f) the acts or omissions of Issuer, Servicer or any Obligor, (g) any action of Servicer taken in the name of Trustee, or (h) any action by Trustee taken at the instruction of Servicer; PROVIDED that the foregoing shall not relieve Trustee of its obligation to perform its duties (including but not limited to its duties, if any, to act as Servicer in accordance with SECTIONS
10.2 and 11.1(c)(v)) under this Agreement in accordance with the terms hereof.

     Except with respect to a claim based on the failure of Trustee to perform its duties under this Agreement or based on Trustee's negligence or willful misconduct, no recourse shall be had against Trustee in its individual capacity for any claim based on any provision of this Agreement, any other Transaction Document, the Notes, any Collateral or any assignment thereof. Trustee shall not have any personal obligation, liability, or duty whatsoever to any Noteholder, or any other Person with respect to any such claim, and any such claim shall be asserted solely against Issuer or any indemnitor who shall furnish indemnity to Trustee as provided in this Agreement or in another Transaction Document.

     SECTION 11.4 TRUSTEE MAY DEAL WITH OTHER PARTIES. Subject to any restrictions that may otherwise be imposed by Section 406 of ERISA or Section 4975(e) of the Internal Revenue Code, Trustee in its individual or any other capacity may deal with the other parties hereto (other than Issuer) and their respective affiliates, with the same rights as it would have if it were not Trustee.

     SECTION 11.5 SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. (a) To the extent not paid by Servicer to Trustee from funds constituting the Servicing Fee, Servicer covenants and agrees to pay to Trustee from time to time, and Trustee shall be entitled to receive, such reasonable compensation as is agreed upon in writing between Trustee and Servicer (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in connection with the Transaction Documents and in the exercise and performance of any of the powers and duties hereunder of Trustee, and Servicer will pay or reimburse Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by Trustee in accordance with any of the provisions of the Transaction Documents to which it is a party (including the reasonable fees and expenses of its

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agents, any co-Trustee and counsel) except any expense, disbursement or advance that may arise from Trustee's negligence or willful misconduct.

     (b) In addition, Servicer agrees to indemnify Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred by Trustee in connection with the Transaction Documents or in the exercise or performance of any of the powers or duties of Trustee hereunder, other than those resulting from the negligence or willful misconduct of Trustee.

     (c) If Trustee is appointed Successor Servicer pursuant to SECTION 10.2, the provisions of this Section shall not apply to expenses, disbursements and advances made or incurred by Trustee in its capacity as Successor Servicer, which shall be paid out of the Servicing Fee. Servicer's covenant to pay the fees, expenses, disbursements and advances provided for in this Section shall survive the resignation or removal of Trustee and the termination of this Agreement.

     (d) Trustee shall look solely to Servicer for payment of amounts described in this Section, and Trustee shall have no claim for payment of such amounts against Issuer or the Collateral.

     SECTION 11.6 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. Trustee hereunder shall at all times: (a) be (i) a banking institution organized under the laws of the United States, (ii) a member bank of the Federal Reserve System or (iii) any other banking institution or trust company, incorporated and doing business under the laws of any State or of the United States, a substantial portion of the business of which consists of receiving deposits or exercising fiduciary powers similar to those permitted to national banks under the authority of the Comptroller of the Currency, and that is supervised and examined by a state or federal authority having supervision over banks, (b) have, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $250,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, a combined capital and surplus of at least $250,000,000 and (c) have an unsecured long-term debt rating of at least "BBB" from S&P, "Baa2" from Moody's and "BBB" from Fitch. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section, the combined capital and surplus of the corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time Trustee shall cease to be eligible in accordance with the provisions of this Section, Trustee shall resign immediately in the manner and with the effect specified in SECTION 11.7.

     SECTION 11.7 RESIGNATION OR REMOVAL OF TRUSTEE. (a) Trustee may at any time resign and be discharged from its obligations hereunder by giving 30 days' prior written notice thereof to Issuer, Servicer, the Rating Agencies and the Noteholders. Upon receiving the notice of resignation, Issuer shall promptly appoint, subject to satisfaction of the Modification Condition, a successor Trustee who meets the eligibility requirements set forth in SECTION 11.6 by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of the notice of resignation, the

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resigning Trustee may petition any court of competent jurisdiction to appoint a successor Trustee.

     (b) If at any time Trustee shall cease to be eligible to be Trustee hereunder in accordance with the provisions of SECTION 11.6 hereof and shall fail to resign promptly after its receipt of a written request therefor by Issuer or if at any time Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or if a receiver for Trustee or of its property shall be appointed, or any public officer shall take charge or control of Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Issuer may remove Trustee and, subject to satisfaction of the Modification Condition, promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which shall be delivered to Trustee so removed and one copy to the successor Trustee.

     (c) Any resignation or removal of Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until (i) acceptance of appointment by the successor Trustee as provided in SECTION 11.8 hereof, and (ii) such successor Trustee shall have agreed in writing to be bound by any Intercreditor Agreements then in effect.

     SECTION 11.8 SUCCESSOR TRUSTEE. (a) Any successor Trustee appointed as provided in SECTION 11.7 shall execute, acknowledge and deliver to Issuer, Servicer, the Noteholders and the predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall, upon payment of its fees and expenses and other amounts owed to it pursuant to SECTION 11.5, become effective and the successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor Trustee, at the expense of Servicer, all documents or copies thereof and statements held by it hereunder; and Issuer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. Servicer shall promptly give notice to the Rating Agencies upon the appointment of a successor Trustee.

     (b) No successor Trustee shall accept appointment as provided in this Section unless at the time of the acceptance the successor Trustee shall be eligible to become Trustee under the provisions of SECTION 11.6.

     (c) Upon acceptance of appointment by a successor Trustee as provided in this Section, the successor Trustee shall mail notice of the succession hereunder to all Noteholders at their addresses as shown in the Note Register, to each Rating Agency.

     SECTION 11.9 MERGER OR CONSOLIDATION OF TRUSTEE. Any Person into which Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of Trustee, shall be the successor of Trustee hereunder, if the Person meets the requirements of SECTION 11.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto,

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anything herein to the contrary notwithstanding. Servicer shall promptly give notice to the Rating Agencies upon any merger or consolidation of Trustee.

     SECTION 11.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons (who may be an employee or employees of Trustee) to act as a co-Trustee or co-Trustees, or separate Trustee or separate Trustees, with respect to all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as Trustee may consider necessary or appropriate; PROVIDED, that such appointment shall be subject to the prior written consent of Issuer unless an Event of Default or Servicer Default is continuing; and PROVIDED FURTHER, that in any event Trustee will give Issuer and Servicer prior written notice of such appointment. No co-Trustee or separate Trustee shall be required to meet the terms of eligibility as a successor Trustee under SECTION
11.6 and no notice to Noteholders of the appointment of any co-Trustee or separate Trustee shall be required under SECTION 11.8.

     (b) Every separate Trustee and co-Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon Trustee shall be conferred or imposed upon and exercised or performed by Trustee and the separate Trustee or co-Trustee jointly (it being understood that the separate Trustee or co-Trustee is not authorized to act separately without Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to Servicer hereunder), Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of Trustee,

          (ii) no Trustee hereunder shall be personally liable by reason of any act or omission of any other Trustee hereunder, and

          (iii) Trustee may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

     (c) Any notice, request or other writing given to Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this ARTICLE XI. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection or

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indemnity to, Trustee. Every such instrument shall be filed with Trustee and a copy thereof given to Servicer.

     (d) Any separate Trustee or co-Trustee may at any time constitute Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any other Transaction Document on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

     SECTION 11.11 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Agreement, the Notes, or the other Transaction Documents may be prosecuted and enforced by Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of Trustee, its agents and counsel, be paid to the Noteholders in respect of which such judgment has been obtained in accordance with the terms hereof.

     SECTION 11.12 SUITS FOR ENFORCEMENT. If an Event of Default or a Servicer Default shall occur and be continuing, Trustee, in its discretion may, subject to the provisions of SECTIONS 11.1 and 11.13, proceed to protect and enforce its rights and the rights of the Noteholders under this Agreement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of Trustee or the Noteholders. Nothing herein contained shall be deemed to authorize Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     SECTION 11.13 RIGHTS OF NOTEHOLDERS TO DIRECT TRUSTEE. The Required Holders, shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to Trustee with respect to the Notes, or exercising any trust or power conferred on Trustee (including the right to take any action related to or concerning the Collateral); provided that:

          (i) subject to SECTION 11.1, Trustee may decline to follow any such direction if Trustee, being advised by counsel, determines that the action so directed may not be taken lawfully, or if a Responsible Officer or Responsible Officers of Trustee shall determine, in good faith, that the proceedings so directed would be illegal or involve Trustee in personal liability or be unduly prejudicial to the rights of the Noteholders not giving such direction; and

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          (ii) nothing in this Agreement shall impair the right of Trustee to take any action deemed proper by Trustee and that is not inconsistent with such direction.

     SECTION 11.14 REPRESENTATIONS AND WARRANTIES OF TRUSTEE. Trustee represents and warrants that:

     (a) it is a banking corporation organized, existing and in good standing under the laws of the State of New York,

     (b) it has full power, authority and right to execute, deliver and perform the Transaction Documents to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance by it of the Transaction Documents, and

     (c) the Transaction Documents to which it is a party have been duly executed and delivered by Trustee and, in the case of all such Transaction Documents, are legal, valid and binding obligations of Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     SECTION 11.15 MAINTENANCE OF OFFICE OR AGENCY. Trustee will maintain, at its address designated pursuant to SECTION 13.5, an office, offices, agency or agencies where notices and demands to or upon Trustee in respect of the Notes and the Transaction Documents to which it is a party may be served. Trustee will give prompt written notice to Servicer and to the Noteholders of any change in the location of the Note Register or any such office or agency.

ARTICLE XII. SATISFACTION AND DISCHARGE

     SECTION 12.1 SATISFACTION AND DISCHARGE. This Agreement shall cease to be of further effect with respect to the Notes except as to: (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) the duties and obligations described in SECTIONS 3.9(c), 7.3, 8.4, 11.5, 12.4(b), 13.12 AND 13.14 and (v)
the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with Trustee payable to all or any of them, and Trustee, on demand of and at the expense of Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Agreement with respect to the Notes, when:

               (A) either:

                    (1) all Notes theretofore authenticated and delivered (other than: (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in SECTION 6.3 and (ii) Notes for whose payment money has theretofore been deposited in trust with Trustee or segregated and held in trust by Trustee and thereafter repaid to Issuer or discharged from such trust) have been delivered to the Indenture Trustee for cancellation; or

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                    (2) all Notes not theretofore delivered to Trustee for
               cancellation:

                         (i) have all become due and payable,

                         (ii) will become due and payable on the Final Scheduled
                    Payment Date within one year, or

                         (iii) are to be called for redemption within one year
                    under arrangements satisfactory to Trustee for the giving of notice of redemption by Trustee in the name, and at the expense, of Issuer,

          and Issuer, in the case of CLAUSE (2)(i), (ii) or (iii), has irrevocably deposited or caused to be irrevocably deposited with Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to Trustee for cancellation when due to the Final Scheduled Payment Date;

               (B) Issuer has paid or caused to be paid all other sums payable hereunder by Issuer; and

               (C) Issuer has delivered to Trustee and an Officers' Certificate, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Agreement have been complied with.

     SECTION 12.2 APPLICATION OF TRUST MONEY. All moneys deposited with Trustee pursuant to SECTION 12.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Agreement, to the payment, either directly or through any Paying Agent, as Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or as required by law.

     SECTION 12.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Agreement with respect to the Notes, all moneys then held by any Paying Agent other than Trustee under this Agreement with respect to such Notes shall, upon demand of Issuer, be paid to Trustee to be held and applied in accordance with SECTION 12.4(b), and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     SECTION 12.4 FINAL PAYMENT. (a) Servicer shall give Trustee at least ten days' prior written notice of the date on which the obligations under this Agreement are expected to terminate in accordance with SECTION 12.1. The notice shall be accompanied by a certificate of an Authorized Officer of Servicer setting forth the information specified in SECTION 3.6 covering the period during the then current calendar year through the date of the notice. Upon receiving

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the notification from Servicer, Trustee shall give the Noteholders written notice as soon as practicable after Trustee's receipt of notice from Servicer, which notice shall specify (i) the Payment Date upon which final payment with respect to the Notes is expected to be made and (ii) the amount of any such final payment. Trustee shall give the notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Noteholders. On the Payment Date specified in the notice, Trustee shall, based upon the Daily Report relating to such Payment Date, cause to be paid to the Noteholders the amounts payable to them on such Payment Date pursuant to the terms hereof. Each Noteholder shall present its Note to Trustee and surrender its Note for cancellation at the address of Trustee set forth in SECTION 13.5 not more than ten Business Days after the Payment Date upon which final payment with respect to the Notes has been made.

     (b) Notwithstanding the termination of the obligations under this Agreement pursuant to SECTION 12.1, all funds then on deposit in the Master Collection Account shall continue to be held in trust for the benefit of the Noteholders and the Paying Agent or Trustee shall pay such funds to the Noteholders at the time set forth in SECTION 12.1. If any Noteholder does not claim the portion of such funds to which it is entitled at such time, interest shall cease to accrue on its Note and Trustee shall hold such funds in trust for such Person, subject to the further provisions of this Section. In the event that any of the Noteholders shall not have claimed their final payment with respect to their Notes within six months after the date specified in the above-mentioned written notice from Trustee, Trustee shall give a second written notice to the remaining Noteholders concerning the final payment with respect thereto and surrender of their Notes for cancellation. If within one year after the second notice all the Notes shall not have been surrendered for cancellation, Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Master Collection Account held for the benefit of such Noteholders. Trustee and the Paying Agent shall pay to Issuer any monies held by them for the payment of principal of or interest on the Notes that remains unclaimed for two years after the termination of the obligations under this Agreement pursuant to SECTION 12.1. After payment of the monies to Issuer, Noteholders entitled to the money must look to Issuer for payment as unsecured general creditors unless an applicable abandoned property law designates another Person.

     SECTION 12.5 RIGHTS UPON TERMINATION OF OBLIGATIONS UNDER THIS AGREEMENT. Upon the termination of the obligations under this Agreement pursuant to SECTION 12.1, Trustee shall release its security interest in the Collateral, and shall have no further claims with respect thereto, except for amounts held by Trustee pursuant to SECTION 12.4(b) and except for the rights of RPA Indemnified Parties (other than Issuer and its officers, directors, shareholders, controlling Persons, employees and agents) to indemnification and contribution under Section
9.1 of the Purchase Agreement. Trustee shall execute and deliver any document necessary to release the security interest in favor of Trustee (for the benefit of the Noteholders) in such Receivables and Related Pledged Assets, to release any filing evidencing or perfecting such security interest and to terminate all powers of attorney created by the Transaction Documents), in each case without recourse, representation or warranty, that shall be reasonably requested by Issuer to vest in Issuer all right, title and interest that Trustee had in the Collateral.

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ARTICLE XIII. MISCELLANEOUS PROVISIONS

     SECTION 13.1 AMENDMENT, WAIVER, ETC. (a) This Agreement may be amended from time to time by Servicer, Issuer and Trustee by a written instrument signed by each of them, without the consent of any of the Noteholders; PROVIDED that such action shall not materially adversely affect the interests of any Noteholder or affect the powers and duties of Issuer and PROVIDED FURTHER, that any amendment of this Agreement to effect any modification of the Bank Account arrangements pursuant to SECTION 3.3(c)(ii)(y) shall not require the consent of any of the Noteholders. This Agreement may not be amended unless Issuer shall have delivered the proposed amendment to the Rating Agencies (or if no Outstanding Notes are rated, the Noteholders) at least ten Business Days (or such shorter period as shall be acceptable to each of them) prior to the execution and delivery thereof and the Modification Condition has been satisfied with respect to such amendment; PROVIDED, HOWEVER, that the Modification Condition shall not apply to proposed amendments the purpose of which is to correct any ambiguities or inconsistencies in this Agreement or to conform this Agreement to the descriptions contained in the Offering Memorandum.

     (b) The provisions of this Agreement may also be amended, modified or waived from time to time by Servicer, Issuer and Trustee with the consent of the Required Holders (or in the case of a waiver of an Event of Default under SECTION 9.1(l), the consent of the Specified Holders) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders PROVIDED that no amendment shall (v) reduce in any manner the amount of or delay the timing of any payments to be made to Noteholders or deposits of amounts to be so paid without the consent of each affected Noteholder, (w) change the definition of or the manner of calculating the interest payable to any Noteholder without the consent of each affected Noteholder, (x) reduce the aforesaid percentage required to consent to any amendment without the consent of each Noteholder, (y) adversely affect the rating of any class by any Rating Agency without the consent of the Holders of Notes of the class evidencing not less than 100% of the aggregate unpaid principal amount of the Notes of the class or (z) permits the creation of a Lien on any of the Collateral without the consent of 100% of the Holders of the Notes. It is understood that the consent of the Required Holders shall not be required for any amendment, modification or waiver if all amounts owed to the Holders will be paid (and any commitments of such Holders will terminate) prior to, or contemporaneously with, the effectiveness of such amendment, modification or waiver; PROVIDED FURTHER, that any amendment of this Agreement to effect any modification of the Bank Account arrangements pursuant to SECTION 3.3(c)(ii)(y) shall not require the consent of any of the Noteholders.

     Issuer or Trustee shall establish a record date for determining which Noteholders may give such waivers and consents. No waiver of any Event of Default or other default hereunder given at any time shall apply to any other prior or subsequent Event of Default or default.

     (c) Promptly after the execution of any amendment, consent or waiver described in SUBSECTION (b), Trustee shall furnish written notification of the substance of the amendment or consent to each Noteholder, and Servicer shall furnish written notification of the substance of the amendment or consent to the Rating Agency.

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     (d) It shall not be necessary for any waiver or consent given by the
Noteholders under this section to approve the particular form of any proposed amendment, but it shall be sufficient if the consent shall approve the substance thereof. The manner of obtaining such waivers and consents and of evidencing the authorization of the execution thereof by the Noteholders shall be subject to such reasonable requirements as Trustee may prescribe.

     (e) Prior to the execution of any amendment to this Agreement, Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of the amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery have been satisfied. Trustee may, but shall not be obligated to, enter into any amendment that affects Trustee's own rights, duties or immunities under this Agreement.

     (f) Notwithstanding anything in this Section to the contrary, no amendment may be made to this Agreement unless Issuer shall have delivered to Trustee and the Rating Agencies a Tax Opinion with respect to such amendment.

     SECTION 13.2 ACTIONS BY NOTEHOLDERS. (a) By its acceptance of Notes pursuant to this Agreement, each Noteholder (other than Issuer and any Vertis Person) acknowledges and agrees that, wherever in this Agreement a provision states that an action may be taken or a notice, demand or instruction given by any class of Noteholders or the Noteholders, the action, notice or instruction may be taken or given by any Holder of a Note of the class or by any Noteholder, respectively, unless the provision requires a specific percentage of the class of Noteholders or of all Noteholders.

     (b) By its acceptance of Notes pursuant to this Agreement, each Noteholder (other than Issuer and any Vertis Person) acknowledges and agrees that any request, demand, authorization, direction, notice, consent, waiver or other act by the Holder of a Note shall bind the Holder and every subsequent Holder of the Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by Trustee or Servicer in reliance thereon, whether or not notation of the action is made upon such Note.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Noteholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, the action shall become effective when the instrument or instruments are delivered to Trustee and, when required, to Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of Trustee and Servicer, if made in the manner provided in this Section.

     (d) The fact and date of the execution by any Noteholder of any such instrument or writing may be proved in any reasonable manner that Trustee deems sufficient.

     SECTION 13.3 LIMITATION ON RIGHTS OF NOTEHOLDERS.

     (a) No Noteholder shall have any right to vote (except as expressly provided otherwise in this Agreement) or in any manner otherwise to control the operation and management of Issuer,

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or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association, nor shall any Noteholder be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (b) No Noteholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Transaction Documents, unless the Noteholder previously shall have given to Trustee, and unless the Required Holders shall have made, written request upon Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Noteholder with every other Noteholder, and Trustee, that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing itself or themselves of, any provisions of a Transaction Document to affect, disturb or prejudice the rights of any other Noteholder or to obtain or seek to obtain priority over or preference to any such other Noteholder except to the extent provided in the Transaction Documents, or to enforce any right under the Transaction Documents, except in the manner herein provided and for the equal, ratable and common benefit of, all Noteholders (subject to the priorities set forth in the Transaction Documents). For the protection and enforcement of the provisions of this Section, each and every Noteholder and Trustee shall be entitled to such relief as can be given either at law or in equity.

     (c) By their acceptance of Notes pursuant to this Agreement, the Noteholders agree to the provisions of this Section.

     SECTION 13.4 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401(1) OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PRINCIPLE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 13.5 NOTICES. All demands, notices, instructions and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, four Business Days after mailing if mailed by registered mail, return receipt requested, one Business Day after being sent if sent by recognized overnight courier service or day sent, if sent by facsimile transmission during business hours on a Business Day (or the next Business Day, in all other cases of facsimile transmission) (a) in the case of Issuer, to its address set forth on SCHEDULE 13.5 hereto, (b) in the case of Vertis, to its address set forth on SCHEDULE 13.5 hereto, (c) in the case of Trustee, the Paying Agent or the Transfer Agent and Registrar, to the address of Trustee set forth on SCHEDULE 13.5 hereto and (d) in the case of a Noteholder, at the address specified by such Noteholder to the Trustee in accordance with SECTION 6.6; or, as to each party, at such other address or facsimile number as shall be designated by it in a written notice to each other party given in accordance with this Section. Any notice required or permitted to be mailed to a Noteholder shall be sent by first-class mail, postage prepaid, to the address of the Noteholder

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as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given on the fourth Business Day after the notice is so mailed, whether or not the Noteholder receives the notice. Servicer shall deliver or make available to the Rating Agencies each certificate and report required to be prepared, forwarded or delivered pursuant to SECTION 3.5 (excluding the Daily Reports) or 3.6 and a copy of any amendment, consent or waiver to this Agreement, at the address of the Rating Agency set forth on SCHEDULE 13.5 hereto or at the other address as shall be designated by the Rating Agency in a written notice to Servicer.

     SECTION 13.6 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any of the other Transaction Documents shall for any reason whatsoever be held invalid, then the unenforceable covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement or the other Transaction Documents (as applicable) and shall in no way affect the validity or enforceability of the other provisions of this Agreement, the Notes or any of the other Transaction Documents or the rights of the Noteholders.

     SECTION 13.7 NONPETITION COVENANT. Notwithstanding any prior termination of this Agreement, each of Trustee, Servicer, Issuer, the Paying Agent, the Authenticating Agent and the Transfer Agent and Registrar (and each Noteholder by its acceptance of a Note) agrees that it shall not, with respect to Issuer, institute or join any other Person in instituting any proceeding of the type referred to in the definition of "BANKRUPTCY EVENT" so long as any Notes shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Notes shall have been outstanding. The foregoing shall not limit the right of Servicer, Issuer, the Paying Agent, the Authenticating Agent and the Transfer Agent and Registrar to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against Issuer by any Person other than Servicer, Issuer, the Paying Agent, the Authenticating Agent or the Transfer Agent and Registrar. In addition, each of Servicer, the Paying Agent, the Authenticating Agent and the Transfer Agent and Registrar agree that all amounts owed to them by Issuer shall be payable solely from amounts that become available for such payment pursuant to this Agreement and the Purchase Agreement, and no such amounts shall constitute a claim against Issuer to the extent that they are in excess of the amounts available for their payment. The provisions of this Section shall survive the termination of this Agreement.

     SECTION 13.8 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of Issuer, Trustee, or the Holders, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and are not exhaustive of any rights, remedies, powers and privileges provided by law.

     SECTION 13.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

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     SECTION 13.10 THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto and the Noteholders and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, nothing contained in this Agreement shall confer any rights upon any Person that is not a party to, or a permitted assignee of a party to, this Agreement.

     SECTION 13.11 INTEGRATION. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

     SECTION 13.12 BINDING EFFECT; ASSIGNABILITY; SURVIVAL OF PROVISIONS. This Agreement shall be binding upon and inure to the benefit of Issuer, Servicer and Trustee and their respective successors and permitted assigns; PROVIDED, that Issuer shall not delegate any of its obligations hereunder. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the termination of the obligations under this Agreement pursuant to SECTION 12.1. The rights and remedies with respect to (a) any breach of any representation and warranty made by Issuer in SECTION 2.3 or SECTION 7.1, (b) any breach of any representation and warranty made by Servicer in SECTION 8.1 and (c) the indemnification and payment provisions in SECTIONS 3.9, 7.3, 8.4, 11.5 and 12.4(b) shall be continuing and shall survive any termination of this Agreement.

     SECTION 13.13 RECOURSE TO ISSUER. Except to the extent expressly provided otherwise in the Transaction Documents, the obligations of Issuer under the Transaction Documents to which it is a party are solely the obligations of Issuer, and no recourse shall be had for payment of any fee payable by or other obligation of or claim against Issuer that arises out of any Transaction Document to which Issuer is a party against any director, officer or employee of Issuer. Payments to be made by Issuer pursuant to this Agreement shall be paid to the extent that funds are available to make the payments after all amounts to be paid to the Noteholders pursuant hereto shall have been paid, and there shall be no recourse to Issuer for all or any part of any amounts payable pursuant to any Transaction Document if the funds are at any time insufficient to make all or part of any such payments. The provisions of this Section shall survive the termination of this Agreement.

     SECTION 13.14 RECOURSE TO COLLATERAL. The Notes do not represent an obligation of, or an interest in, any Seller, Servicer, Trustee or any Affiliate of any of them (other than Issuer). Except as expressly provided otherwise in this Agreement, the Notes are limited in right of payment to the Collateral.

     SECTION 13.15 SUBMISSION TO JURISDICTION. Each party hereto hereby irrevocably (a) submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in the City of New York, New York over any action or proceeding arising out of or relating to the Transaction Documents, (b) irrevocably agrees that all claims in respect of the action or proceeding may be heard and determined in the State or Federal court,
(c) irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of the action or proceeding, and (d) in the case of Issuer and Vertis,

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irrevocably appoints the Process Agent as its agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process that may be served in any action or proceeding. The service may be made by mailing or delivering a copy of the process to Issuer or Vertis in care of the Process Agent at the Process Agent's address, and Issuer hereby irrevocably authorizes and directs the Process Agent to accept the service on its behalf. As an alternative method of service, each of Issuer and Servicer also irrevocably consents to the service of any and all process in any action or proceeding by the mailing of copies of the process to Issuer or Servicer (as applicable) at its address specified herein. Nothing in this Section shall affect the right of any party hereto to serve legal process in any other manner permitted by law or affect the right of any party hereto to bring any action or proceeding against any or all of the other parties hereto or any of their respective properties in the courts of any other jurisdiction.

     SECTION 13.16 WAIVER OF JURY TRIAL. Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to the Transaction Documents, or any amendment, instrument, document or agreement delivered or that may in the future be delivered in connection therewith or arising from any course of conduct, course of dealing, statements (whether verbal or written), actions of any of the parties hereto or any other relationship existing in connection with the Transaction Documents, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

     SECTION 13.17 CERTAIN PARTIAL RELEASES. If any Seller is discontinued as a Seller pursuant to Section 1.8(a) of the Purchase Agreement, Trustee shall, upon the request (and at the expense) of Vertis, execute (if necessary) and deliver to Vertis such statements of partial release and/or amendment relating to the UCC-1 financing statements filed against such Seller pursuant to the Purchase Agreement as shall be prepared by Vertis and provided to Trustee to evidence such termination; PROVIDED that Trustee shall have received (i) an Officer's Certificate of Servicer to the effect that all conditions to such termination specified in subclauses (i), (ii) and (iii) of such Section 1.8(a) have been satisfied (and shall not have received notice from any Noteholder to the contrary) and (ii) an Opinion of Counsel to the effect that the filing of such statements of partial release and/or amendment will not impair the validity, perfection or priority of Issuer's or Trustee's rights in and to (A) any Receivables or Related Assets conveyed prior to the effective date of such termination or (B) any Receivables or Related Assets generated by any remaining Seller on or after the effective date of such termination. In addition, after a termination that complies with the requirements set out in the preceding sentence, Trustee shall, upon the request (and at the expense) of Vertis, execute (if necessary) and deliver to Vertis the termination statements relating to the UCC-1 financing statements filed against the Seller pursuant to the Purchase Agreement as shall be prepared by Vertis and provided to Trustee to evidence the termination; PROVIDED that Trustee shall have received an Officer's Certificate of Servicer to the effect that Trustee no longer holds any right, title or interest in the Receivables generated by the terminated Seller.

                  [Remainder of page intentionally left blank.]

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     IN WITNESS WHEREOF, Issuer, Servicer and Trustee have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         VERTIS RECEIVABLES, LLC,
                                         as Issuer

                                         By: /s/ John V. Howard, Jr.
                                             -----------------------------------
                                             Name:John V. Howard, Jr.
                                             Title: Senior Vice President


                                         VERTIS, INC.,
                                         as initial Servicer

                                         By: /s/ John V. Howard, Jr.
                                             -----------------------------------
                                             Name: John V. Howard, Jr.
                                             Title: Senior Vice President


                                         MANUFACTURERS AND TRADERS TRUST
                                         COMPANY, as Trustee

                                         By: /s/ Steven J. Wattie
                                             -----------------------------------
                                             Title:  Assistant Vice President

                                       S-1